UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09255

Wells Fargo Variable Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: December 31

Registrant is making a filing for 6 of its series:

Wells Fargo VT Discovery Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Omega Growth Fund, Wells Fargo VT Opportunity Fund, and the Wells Fargo VT Small Cap Growth Fund.

Date of reporting period: December 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

December 31, 2017

Wells Fargo VT Discovery Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Discovery Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT Discovery Fund for the 12-month period that ended December 31, 2017. Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well. U.S. and international stocks performed similarly overall with returns of 21.83% and 27.19%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 3.54% and the Bloomberg Barclays Municipal Bond Index4 returned 5.45% as interest rates gradually rose over the period.

Investment markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. In March, the U.S. Federal Reserve (Fed) raised its target interest rate by a quarter percentage point to a range of 0.75% to 1.00%; with the Fed rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening of the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, investment markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT Discovery Fund	3

However, Fed officials also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Positive economic and market news continued through the fourth quarter.

During the fourth quarter, stock markets followed a steady, upward trajectory with no meaningful pullbacks, similar to their paths during the previous three quarters of the year. The extended rally was driven largely by reports of strong earnings and revenue surprises from many companies. Synchronous economic expansion worldwide with mild inflation provided a favorable environment for markets to rise with minimal volatility. Data released during the quarter reflected a healthy U.S. economy. Third-quarter economic output grew at a 3.2% annual rate. Hiring remained solid during the quarter; the hiring pace pushed the unemployment rate down to a 17-year low of 4.1% in October, and it remained at 4.1% for both November and December. Fed officials began unwinding the Fed’s $4.5 trillion portfolio of bonds and other assets in October as planned, and in December they raised the target for the federal funds rate to a range of 1.25% to 1.50%. As a result, long-term interest rates in the U.S. continued trending upward, although the 10-year rate remained below 2.5%. Outside the U.S., economies continued to strengthen. In December, the Organisation for Economic Co-operation and Development (OECD) reported that the global economy has been expanding at its fastest rate since 2010; all 45 countries the OECD follows were on track to expand for 2017. International economies have benefited from catalysts such as economic stimulus, improving employment, increased investment, and accelerated trade growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969. We are available 24 hours a day, 7 days a week.

4	Wells Fargo VT Discovery Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of December 31, 2017

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	5-8-1992	29.13	14.60	9.48	1.18	1.15
Russell 2500TM Growth Index[3]	–	24.46	15.47	9.62	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Discovery Fund	5

Growth of $10,000 investment as of December 31, 2017[4]

[1]	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]	The manager has contractually committed through April 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amount shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectus.

[3]	The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[4]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2500TM Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[5]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo VT Discovery Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2500TM Growth Index, for the 12-month period that ended December 31, 2017.

∎	Stock selection in the information technology (IT) and health care sectors contributed to performance.

∎	Stock selection in the industrials sector detracted from Fund performance.

Global stock markets rose sharply during 2017. Rising optimism due to synchronized global growth along with expectations for higher interest rates and U.S. tax reform were key drivers of the strong returns. Market leadership during the period primarily favored growth-oriented sectors, as these companies often have tended to command higher valuations during periods of improving economic conditions. Market volatility remained low during the period. This backdrop proved beneficial to the Fund’s positioning.

Despite recent signs of rising inflation, we have not significantly repositioned the Fund into cyclical sectors such as financials, materials, or energy. The Fund remains positioned toward companies with high visibility of earnings growth, which we believe may prove beneficial should economic conditions become more volatile.

The Fund benefited from stock selection in the IT and health care sectors.

Within the IT sector, positioning in electronic equipment, instruments, and components and in software industries aided returns. Within electronic equipment, instruments, and components, Universal Display Corporation provided strong returns. Demand for the company’s materials used in manufacturing organic light-emitting diode (OLED) displays for smartphones continued to surge, which led to financial results that exceeded the consensus expectations. OLED displays are being incorporated into an increasing number of new phone models, as they are lighter and cheaper and offer more flexibility and power efficiency than legacy phone display screens. We have continued to maintain a position in Universal Display and have been closely monitoring its valuation. Take-Two Interactive Software, Incorporated, a video-game developer and publisher, also contributed to the IT sector’s outperformance. Like many video-game software firms, Take-Two has benefited from rising digital downloads and in-game monetization opportunities. These revenue streams tend to carry significantly higher profit margins, which meaningfully increased year-over-year gross margins and helped earnings grow well above consensus estimates. We have continued to maintain a position in Take-Two.

Within the health care sector, stock selection among health care providers contributed to returns. VCA Incorporated, which manages animal hospitals and provides pet-care services, agreed to be purchased by Mars, Incorporated, at the beginning of 2017. Consistent with our discipline, we exited the stock following the acquisition as shares approached our internal valuation target. Also within health care, Tivity Health, Incorporated, posted earnings and revenue above consensus estimates, which contributed to positive returns. Tivity provides solutions for health care insurers by promoting and facilitating physical fitness programs for certain demographics; the company serves as a contractor between fitness facilities and insurance companies to offer these services via its Silver Sneakers program.

Ten largest holdings (%) as of December 31, 2017[5]
Waste Connections Incorporated	2.93
Take-Two Interactive Software Incorporated	2.84
WEX Incorporated	2.40
Bright Horizons Family Solutions Incorporated	2.06
BWX Technologies Incorporated	2.04
Brink’s Company	1.97
Universal Display Corporation	1.95
Univar Incorporated	1.90
Teradyne Incorporated	1.79
Siteone Landscape Supply Incorporated	1.76

Stock selection in the industrials sector weighed on the Fund’s performance.

Among the Fund’s industrials holdings, Spirit Airlines, Incorporated, detracted from performance. Our thesis for adding the position in Spirit—an ultralow-cost airline that serves customers by offering low base fares—was predicated on our expectation that the company would be adding capacity in markets it did not yet serve. We also thought that Spirit could raise prices because of the pricing umbrella that resulted from industry consolidation and network rationalization. The company succeeded at increasing the amount of revenue generated per passenger; however, the industry’s pricing backdrop became more competitive. We have remained committed to Spirit Airlines

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Discovery Fund	7

and have seen improvement in the share price but are monitoring fundamentals very closely. The Fund’s exposure to Acuity Brands, Incorporated—which provides lighting and building-management solutions and has a strong position in commercial LED solutions—also detracted from performance. Weak demand for short-cycle lighting projects caused the company to report disappointing results that led to a share-price decline. After reevaluating our investment thesis, we exited the position in favor of stocks in which we had higher conviction.

Sector distribution as of December 31, 2017[6]

While we are cautious regarding the macro environment, we remain confident in the Fund’s positioning.

Looking ahead into 2018, we believe the market backdrop remains mostly constructive but retain a modestly higher level of caution. Volatility has stayed low, and the market has not experienced a decline in many months. For the time being, inflation expectations have overcome deflationary fears. Credit markets have remained calm, and capital has flowed freely at a low cost. Offsetting weakness in areas such as automobiles and mall-based retailers, domestic industries including housing, travel and leisure, e-commerce, and digital advertising have maintained relatively strong positions. Signs appear to point to an elongated business cycle marked by steady, if unspectacular, earnings growth and modestly higher interest rates. In our view, the U.S. economy seems poised to continue to expand, but at a more sluggish rate than many would like to see.

Scarcity of growth remains a key theme and, despite our increased caution, potentially could be a driver for continued positive returns. In this tepid macro environment, the number of companies capable of producing strong organic growth, from our perspective, has decreased. As the current business cycle continues to age, the market may look beyond companies that have benefited from a temporary investor preference for more economically sensitive investments. Therefore, it seems rational to us that companies with innovative products and the ability to grow earnings regardless of general economic conditions in the U.S. or globally likely may command a higher valuation given the scarcity of their attractive growth potential in the marketplace.

Please see footnotes on page 5.

8	Wells Fargo VT Discovery Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2017	Ending account value 12-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class 2
Actual	$1,000.00	$1,155.15	$6.25	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%

[1]	Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2017	Wells Fargo VT Discovery Fund	9

Security name	Shares	Value

Common Stocks: 99.04%

Consumer Discretionary: 11.90%

Diversified Consumer Services: 3.54%
Adtalem Global Education Incorporated †	51,200	$2,152,960
Bright Horizons Family Solutions Incorporated †	31,800	2,989,200

		5,142,160

Hotels, Restaurants & Leisure: 5.52%
Hilton Grand Vacations Incorporated †	59,000	2,475,050
Six Flags Entertainment Corporation «	33,292	2,216,248
Vail Resorts Incorporated	10,700	2,273,429
Wingstop Incorporated	27,041	1,054,058

		8,018,785

Media: 1.13%
Cinemark Holdings Incorporated	46,974	1,635,635

Specialty Retail: 1.71%
Burlington Stores Incorporated †	20,116	2,474,871

Consumer Staples: 2.34%

Beverages: 1.19%
National Beverage Corporation «	17,700	1,724,688

Food Products: 1.15%
Lamb Weston Holdings Incorporated	29,500	1,665,275

Energy: 1.23%

Oil, Gas & Consumable Fuels: 1.23%
Diamondback Energy Incorporated †	14,100	1,780,125

Financials: 3.53%

Capital Markets: 1.30%
Raymond James Financial Incorporated	21,100	1,884,230

Consumer Finance: 1.32%
SLM Corporation †	169,200	1,911,960

Thrifts & Mortgage Finance: 0.91%
Radian Group Incorporated	64,100	1,321,101

Health Care: 16.25%

Biotechnology: 5.19%
Array BioPharma Incorporated †	70,707	905,050
Bioverativ Incorporated †	26,900	1,450,448
Exelixis Incorporated †	46,810	1,423,024
Flexion Therapeutics Incorporated «†	55,868	1,398,935
Ignyta Incorporated †	31,100	830,370
Puma Biotechnology Incorporated †	8,800	869,880
Tesaro Incorporated «†	7,900	654,673

		7,532,380

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT Discovery Fund	Portfolio of investments—December 31, 2017

Security name	Shares	Value

Health Care Equipment & Supplies: 7.47%
ABIOMED Incorporated †	6,200	$1,161,942
Cantel Medical Corporation	13,658	1,404,998
Hill-Rom Holdings Incorporated	25,100	2,115,679
Hologic Incorporated †	55,200	2,359,800
ICU Medical Incorporated †	9,400	2,030,400
Insulet Corporation †	25,799	1,780,131

		10,852,950

Health Care Providers & Services: 2.37%
Amedisys Incorporated †	27,922	1,471,769
Tivity Health Incorporated †	25,900	946,645
WellCare Health Plans Incorporated †	5,100	1,025,661

		3,444,075

Life Sciences Tools & Services: 0.89%
Bio-Rad Laboratories Incorporated Class A †	5,400	1,288,818

Pharmaceuticals: 0.33%
MyoKardia Incorporated †	11,379	479,056

Industrials: 22.34%

Aerospace & Defense: 4.51%
Aerojet Rocketdyne Holdings †	47,400	1,478,880
BWX Technologies Incorporated	48,900	2,957,961
Curtiss-Wright Corporation	2,610	318,029
Mercury Computer Systems Incorporated †	34,900	1,792,115

		6,546,985

Airlines: 1.10%
Spirit Airlines Incorporated †	35,600	1,596,660

Building Products: 3.81%
A.O. Smith Corporation	32,600	1,997,728
Allegion plc	19,655	1,563,752
Masonite International Corporation †	26,600	1,972,390

		5,533,870

Commercial Services & Supplies: 4.90%
Brink’s Company	36,400	2,864,680
Waste Connections Incorporated	59,943	4,252,356

		7,117,036

Machinery: 2.77%
John Bean Technologies Corporation	17,514	1,940,551
Nordson Corporation	14,200	2,078,880

		4,019,431

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT Discovery Fund	11

Security name	Shares	Value

Professional Services: 1.59%
TransUnion †	41,950	$2,305,572

Trading Companies & Distributors: 3.66%
Siteone Landscape Supply Incorporated †	33,350	2,557,945
Univar Incorporated †	89,180	2,761,013

		5,318,958

Information Technology: 36.53%

Electronic Equipment, Instruments & Components: 5.99%
Littelfuse Incorporated	9,657	1,910,348
National Instruments Corporation	29,800	1,240,574
Novanta Incorporated †	27,565	1,378,250
Universal Display Corporation	16,400	2,831,460
Zebra Technologies Corporation Class A †	12,800	1,328,640

		8,689,272

Internet Software & Services: 8.63%
Box Incorporated Class A †	113,300	2,392,896
Envestnet Incorporated †	23,500	1,171,475
Etsy Incorporated †	51,000	1,042,950
LogMeIn Incorporated	17,700	2,026,650
Match Group Incorporated «†	49,700	1,556,107
MercadoLibre Incorporated	7,860	2,473,228
Yandex NV Class A †	56,885	1,862,984

		12,526,290

IT Services: 10.98%
Black Knight Incorporated †	47,100	2,079,465
EPAM Systems Incorporated †	23,019	2,472,931
Euronet Worldwide Incorporated †	23,093	1,946,047
Gartner Incorporated †	20,400	2,512,260
Switch Incorporated «	68,999	1,255,092
Total System Services Incorporated	27,700	2,190,793
WEX Incorporated †	24,700	3,488,381

		15,944,969

Semiconductors & Semiconductor Equipment: 3.07%
MKS Instruments Incorporated	19,600	1,852,200
Teradyne Incorporated	62,200	2,604,314

		4,456,514

Software: 6.68%
Ellie Mae Incorporated «†	13,397	1,197,692
Proofpoint Incorporated †	22,221	1,973,447
Take-Two Interactive Software Incorporated †	37,600	4,127,728
The Ultimate Software Group Incorporated †	11,000	2,400,530

		9,699,397

Technology Hardware, Storage & Peripherals: 1.18%
NCR Corporation †	50,600	1,719,894

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Discovery Fund	Portfolio of investments—December 31, 2017

Security name		Shares	Value

Materials: 3.82%

Chemicals: 0.84%
Albemarle Corporation		9,600	$1,227,744

Construction Materials: 1.23%
Vulcan Materials Company		13,900	1,784,343

Containers & Packaging: 1.75%
Berry Plastics Group Incorporated †		43,200	2,534,544

Utilities: 1.10%

Water Utilities: 1.10%
Evoqua Water Technologies Company †		67,637	1,603,672

Total Common Stocks (Cost $113,625,924)			143,781,260

	Yield
Short-Term Investments: 7.34%

Investment Companies: 7.34%
Securities Lending Cash Investment LLC (l)(r)(u)	1.57%	9,357,894	9,358,830
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.19	1,291,715	1,291,715

Total Short-Term Investments (Cost $10,650,285)			10,650,545

Total investments in securities (Cost $124,276,209)	106.38%	154,431,805
Other assets and liabilities, net	(6.38)	(9,257,106)

Total net assets	100.00%	$145,174,699

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	4,994,580	99,544,308	95,180,994	9,357,894	$(125)	$0	$78,821	$9,358,830
Wells Fargo Government Money Market Fund Select Class	3,032,149	42,371,339	44,111,773	1,291,715	0	0	19,782	1,291,715

					$(125)	$0	$98,603	$10,650,545	7.34%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2017	Wells Fargo VT Discovery Fund	13

Assets
Investments in unaffiliated securities (including $9,077,566 of securities loaned), at value (cost $113,625,924)	$143,781,260
Investments in affiliated securities, at value (cost $10,650,285)	10,650,545
Cash	2,764
Receivable for investments sold	517,108
Receivable for Fund shares sold	54,584
Receivable for dividends	26,217
Receivable for securities lending income	5,904
Prepaid expenses and other assets	4,394

Total assets	155,042,776

Liabilities
Payable upon receipt of securities loaned	9,358,575
Payable for investments purchased	178,671
Payable for Fund shares redeemed	174,499
Management fee payable	94,066
Distribution fee payable	31,700
Administration fee payable	10,144
Trustees’ fees and expenses payable	2,054
Accrued expenses and other liabilities	18,368

Total liabilities	9,868,077

Total net assets	$145,174,699

NET ASSETS CONSIST OF
Paid-in capital	$97,355,082
Accumulated net realized gains on investments	17,664,021
Net unrealized gains on investments	30,155,596

Total net assets	$145,174,699

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 2	$145,174,699
Shares outstanding – Class 2[1]	4,574,102
Net asset value per share – Class 2	$31.74

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Discovery Fund	Statement of operations—year ended December 31, 2017

Investment income
Dividends (net of foreign withholding taxes of $4,666)	$538,047
Securities lending income from affiliates, net	78,821
Income from affiliated securities	19,782

Total investment income	636,650

Expenses
Management fee	1,007,607
Administration fee
Class 2	107,478
Distribution fee
Class 2	335,869
Custody and accounting fees	26,498
Professional fees	36,123
Shareholder report expenses	24,601
Trustees’ fees and expenses	20,946
Other fees and expenses	4,525

Total expenses	1,563,647
Less: Fee waivers and/or expense reimbursements	(18,650)

Net expenses	1,544,997

Net investment loss	(908,347)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	18,740,881
Affiliated securities	(125)

Net realized gains on investments	18,740,756
Net change in unrealized gains (losses) on investments	16,114,650

Net realized and unrealized gains (losses) on investments	34,855,406

Net increase in net assets resulting from operations	$33,947,059

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo VT Discovery Fund	15

	Year ended December 31, 2017		Year ended December 31, 2016

Operations
Net investment loss		$(908,347)		$(617,120)
Net realized gains on investments		18,740,756		6,984,194
Net change in unrealized gains (losses) on investments		16,114,650		1,943,485

Net increase in net assets resulting from operations		33,947,059		8,310,559

Distributions to shareholders from
Net realized gains – Class 2		(7,089,124)		(8,810,379)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	374,458	10,970,353	326,229	8,069,688
Reinvestment of distributions – Class 2	244,790	7,089,124	361,229	8,810,379
Payment for shares redeemed – Class 2	(674,278)	(19,662,185)	(938,572)	(23,299,476)

Net decrease in net assets resulting from capital share transactions		(1,602,708)		(6,419,409)

Total increase (decrease) in net assets		25,255,227		(6,919,229)

Net assets
Beginning of period		119,919,472		126,838,701

End of period		$145,174,699		$119,919,472

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2017	2016	2015	2014	2013
Net asset value, beginning of period	$25.91	$25.99	$30.71	$35.20	$25.16
Net investment loss	(0.20)	(0.13)	(0.21)	(0.22)	(0.17)
Net realized and unrealized gains (losses) on investments	7.60	2.00	0.21	0.16	11.06

Total from investment operations	7.40	1.87	0.00	(0.06)	10.89
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.00)[1]
Net realized gains	(1.57)	(1.95)	(4.72)	(4.43)	(0.85)

Total distributions to shareholders	(1.57)	(1.95)	(4.72)	(4.43)	(0.85)
Net asset value, end of period	$31.74	$25.91	$25.99	$30.71	$35.20
Total return[2]	29.13%	7.65%	(1.46)%	0.36%	43.80%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.18%	1.17%	1.14%	1.16%
Net expenses	1.15%	1.15%	1.15%	1.14%	1.15%
Net investment loss	(0.68)%	(0.52)%	(0.72)%	(0.68)%	(0.56)%
Supplemental data
Portfolio turnover rate	75%	85%	90%	79%	88%
Net assets, end of period (000s omitted)	$145,175	$119,919	$126,839	$138,490	$158,451

[1]	Amount is less than $0.005.

[2]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo VT Discovery Fund	17

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Discovery Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

18	Wells Fargo VT Discovery Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2017, the aggregate cost of all investments for federal income tax purposes was $124,402,491 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$31,850,608
Gross unrealized losses	(1,821,294)
Net unrealized gains	$30,029,314

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At December 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$908,347	$(908,347)

Notes to financial statements	Wells Fargo VT Discovery Fund	19

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$17,271,451	$0	$0	$17,271,451
Consumer staples	3,389,963	0	0	3,389,963
Energy	1,780,125	0	0	1,780,125
Financials	5,117,291	0	0	5,117,291
Health care	23,597,279	0	0	23,597,279
Industrials	32,438,512	0	0	32,438,512
Information technology	53,036,336	0	0	53,036,336
Materials	5,546,631	0	0	5,546,631
Utilities	1,603,672	0	0	1,603,672

Short-term investments
Investment companies	1,291,715	0	0	1,291,715
Investments measured at net asset value*				9,358,830
Total assets	$145,072,975	$0	$0	$154,431,805

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $9,358,830 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At December 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds

20	Wells Fargo VT Discovery Fund	Notes to financial statements

Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.58% as the average daily net assets of the Fund increase. For the year ended December 31, 2017, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fee

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Out-of-pocket reimbursements

During the year ended December 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $111 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2017 were $99,142,107 and $106,661,150, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended December 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $7,089,124 and $8,810,379 of long-term capital gain for the years ended December 31, 2017 and December 31, 2016, respectively.

Notes to financial statements	Wells Fargo VT Discovery Fund	21

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,655,786	$16,134,517	$30,029,314

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

22	Wells Fargo VT Discovery Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo VT Discovery Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 26, 2018

Other information (unaudited)	Wells Fargo VT Discovery Fund	23

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $7,089,124 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo VT Discovery Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Peter G. Gordon*** (Born 1942)	Trustee, since 1998; Chairman, from 2005 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo VT Discovery Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell**** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny***** (Born 1951)	Trustee since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson****** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock****** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman became Chair Liaison effective January 1, 2018.

***	Peter Gordon retired on December 31, 2017.

****	Olivia Mitchell became Chairman of the Governance Committee effective January 1, 2018.

*****	Timothy Penny became Chairman effective January 1, 2018.

******	James Polisson and Pamela Wheelock each became a Trustee effective January 1, 2018.

26	Wells Fargo VT Discovery Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo VT Discovery Fund	27

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

308051 02-18 SAAVT1/AR147 12-17

Annual Report

December 31, 2017

Wells Fargo VT Index Asset Allocation Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Index Asset Allocation Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT Index Asset Allocation Fund for the 12-month period that ended December 31, 2017. Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well. U.S. and international stocks performed similarly overall with returns of 21.83% and 27.19%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 3.54% and the Bloomberg Barclays Municipal Bond Index4 returned 5.45% as interest rates gradually rose over the period.

Investment markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. In March, the U.S. Federal Reserve (Fed) raised its target interest rate by a quarter percentage point to a range of 0.75% to 1.00%; with the Fed rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening of the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, investment markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT Index Asset Allocation Fund	3

However, Fed officials also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Positive economic and market news continued through the fourth quarter.

During the fourth quarter, stock markets followed a steady, upward trajectory with no meaningful pullbacks, similar to their paths during the previous three quarters of the year. The extended rally was driven largely by reports of strong earnings and revenue surprises from many companies. Synchronous economic expansion worldwide with mild inflation provided a favorable environment for markets to rise with minimal volatility. Data released during the quarter reflected a healthy U.S. economy. Third-quarter economic output grew at a 3.2% annual rate. Hiring remained solid during the quarter; the hiring pace pushed the unemployment rate down to a 17-year low of 4.1% in October, and it remained at 4.1% for both November and December. Fed officials began unwinding the Fed’s $4.5 trillion portfolio of bonds and other assets in October as planned, and in December they raised the target for the federal funds rate to a range of 1.25% to 1.50%. As a result, long-term interest rates in the U.S. continued trending upward, although the 10-year rate remained below 2.5%. Outside the U.S., economies continued to strengthen. In December, the Organisation for Economic Co-operation and Development (OECD) reported that the global economy has been expanding at its fastest rate since 2010; all 45 countries the OECD follows were on track to expand for 2017. International economies have benefited from catalysts such as economic stimulus, improving employment, increased investment, and accelerated trade growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969. We are available 24 hours a day, 7 days a week.

4	Wells Fargo VT Index Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®, FRM

Petros Bocray, CFA®, FRM‡

Christian L. Chan, CFA®

Average annual total returns (%) as of December 31, 2017

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	4-15-1994	12.25	11.56	6.79	1.10	1.00
Index Asset Allocation Blended Index[3]	–	13.67	10.88	8.34	–	–
Bloomberg Barclays U.S. Treasury Index[4]	–	2.31	1.27	3.31	–	–
S&P 500 Index[5]	–	21.83	15.79	8.50	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Index Asset Allocation Fund	5

Growth of $10,000 investment as of December 31, 2017[6]

‡	Mr. Bocray became a portfolio manager of the Fund on May 8, 2017.

[1]	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]	The manager has contractually committed through April 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amount shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectus.

[3]	Source: Wells Fargo Funds Management, LLC. The Index Asset Allocation Blended Index is weighted 60% in the S&P 500 Index and 40% in the Bloomberg Barclays U.S. Treasury Index. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class 2 shares for the most recent ten years with the Index Asset Allocation Blended Index, Bloomberg Barclays U.S. Treasury Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[7]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging-market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[9]	The Bloomberg Barclays 20+ Year U.S. Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

[10]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[12]	Current target allocation includes the effect of any tactical futures overlay that may be in place. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo VT Index Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Index Asset Allocation Blended Index, for the 12-month period that ended December 31, 2017.

∎	A lower duration relative to the Treasury benchmark detracted from performance during the period.

∎	The Fund’s tactical asset allocation shifts between stocks and bonds contributed positively to relative performance.

The 12-month period had low volatility for both equities and bonds.

The past 12 months were marked by political surprise and generally low market volatility. The U.S. election came as a surprise to the U.S. markets, which were left optimistic but uncertain about the specific changes the election might bring. Many of the concerns related to tax reform, health care reform, and a changing political establishment. Markets were sensitive to communications with North Korea and updates to tax reform.

International markets’ economic indicators firmed up during the year. In the European Union (EU), growth rates and inflation numbers ticked up. This increase in economic fundamentals coincided with an increase in investors’ appetite for risk. The EU and developed international markets saw increased fund inflows and positive returns for the year.

For the period, the S&P 500 Index posted a return of 21.83%. Developed non-U.S. markets, as measured by the MSCI EAFE Index (Net),7 returned 25.03%. Emerging markets, as measured by the MSCI Emerging Markets (EM) Index (Net),8 posted a 37.28% return.

Longer-duration government bond prices fell during the period as yields increased. The Bloomberg Barclays U.S. Treasury Index gained just 2.31% during the 12-month period, with the Bloomberg Barclays 20+ Year U.S. Treasury Index9 gaining 8.98%, rewarding investors for investing in longer-duration bonds.

Ten largest holdings (%) as of December 31, 2017[10]
Apple Incorporated	2.28
Microsoft Corporation	1.73
Amazon.com Incorporated	1.22
Facebook Incorporated Class A	1.10
Berkshire Hathaway Incorporated Class B	1.00
Johnson & Johnson	0.98
JPMorgan Chase & Company	0.97
Exxon Mobil Corporation	0.93
Alphabet Incorporated Class C	0.83
Alphabet Incorporated Class A	0.82

Tactical shifts between stocks and bonds contributed positively, while a lower duration detracted from performance.

The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, and its bond holdings seek to replicate the holdings of the Bloomberg Barclays U.S. Treasury Index. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of year-end, the Fund had an effective allocation of 60% stocks and 40% bonds. The underlying bond portfolio reduced duration for the period by underweighting longer-duration bonds. This strategic allocation detracted from performance for the year due to a flattening in the yield curve. For the year, longer-duration bonds outperformed shorter-duration bonds.

In February 2017, the team saw an opportunity to implement tactical trades in its futures overlay by shorting the 10-year U.S. Treasury future. Then, in March, April, and August the team further shorted the 10-year U.S. Treasury future. A portion of these positions were unwound in September. The short exposure added a small amount to performance. In light of the historical lows for bond yields, the team continues to view this as a prudent measure in a rising interest-rate environment.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Index Asset Allocation Fund	7

Equity sector distribution as of December 31, 2017[11]

Current target allocation as of December 31, 2017[12]

Neutral target allocation

Relative to its benchmark, the Fund is neutral toward stocks and bonds.

The Fund’s effective allocation is determined by a combination of inputs from multiple quantitative and qualitative factors. As of the close of the period, the Fund was neutral in regard to stocks relative to bonds and held a lower duration relative to its benchmark. All of the changes to the effective allocation were implemented with futures contracts.

Please see footnotes on page 5.

8	Wells Fargo VT Index Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2017	Ending account value 12-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class 2
Actual	$1,000.00	$1,055.50	$5.18	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

[1]	Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2017	Wells Fargo VT Index Asset Allocation Fund	9

Security name	Shares	Value

Common Stocks: 59.78%

Consumer Discretionary: 7.30%

Auto Components: 0.11%
Aptiv plc	574	$48,692
BorgWarner Incorporated	427	21,815
The Goodyear Tire & Rubber Company	531	17,157

		87,664

Automobiles: 0.29%
Ford Motor Company	8,406	104,991
General Motors Company	2,751	112,763
Harley-Davidson Incorporated	362	18,419

		236,173

Distributors: 0.07%
Genuine Parts Company	315	29,928
LKQ Corporation †	668	27,168

		57,096

Diversified Consumer Services: 0.02%
H&R Block Incorporated	449	11,773

Hotels, Restaurants & Leisure: 1.11%
Carnival Corporation	874	58,007
Chipotle Mexican Grill Incorporated †	53	15,319
Darden Restaurants Incorporated	266	25,541
Hilton Worldwide Holdings Incorporated	435	34,739
Marriott International Incorporated Class A	658	89,310
McDonald’s Corporation	1,712	294,669
MGM Resorts International	1,094	36,529
Norwegian Cruise Line Holdings Limited †	382	20,342
Royal Caribbean Cruises Limited	368	43,895
Starbucks Corporation	3,057	175,564
Wyndham Worldwide Corporation	217	25,144
Wynn Resorts Limited	171	28,829
Yum! Brands Incorporated	725	59,167

		907,055

Household Durables: 0.25%
D.R. Horton Incorporated	733	37,434
Garmin Limited	238	14,178
Leggett & Platt Incorporated	283	13,508
Lennar Corporation Class A	439	27,762
Mohawk Industries Incorporated †	135	37,247
Newell Rubbermaid Incorporated	1,057	32,661
Pulte Group Incorporated	581	19,318
Whirlpool Corporation	154	25,971

		208,079

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2017

Security name	Shares	Value

Internet & Direct Marketing Retail: 1.71%
Amazon.com Incorporated †	858	$1,003,405
Expedia Incorporated	264	31,619
Netflix Incorporated †	934	179,291
The Priceline Group Incorporated †	104	180,725
TripAdvisor Incorporated †	233	8,029

		1,403,069

Leisure Products: 0.04%
Hasbro Incorporated	243	22,086
Mattel Incorporated	734	11,289

		33,375

Media: 1.65%
CBS Corporation Class B	779	45,961
Charter Communications Incorporated Class A †	417	140,095
Comcast Corporation Class A	10,030	401,702
Discovery Communications Incorporated Class A †	329	7,363
Discovery Communications Incorporated Class C †	435	9,209
DISH Network Corporation Class A †	490	23,398
Interpublic Group of Companies Incorporated	839	16,914
News Corporation Class A	823	13,341
News Corporation Class B	261	4,333
Omnicom Group Incorporated	496	36,124
Scripps Networks Interactive Incorporated Class A	208	17,759
The Walt Disney Company	3,250	349,408
Time Warner Incorporated	1,674	153,121
Twenty-First Century Fox Incorporated Class A	2,261	78,072
Twenty-First Century Fox Incorporated Class B	942	32,141
Viacom Incorporated Class B	758	23,354

		1,352,295

Multiline Retail: 0.28%
Dollar General Corporation	559	51,993
Dollar Tree Incorporated †	509	54,621
Kohl’s Corporation	361	19,577
Macy’s Incorporated	659	16,600
Nordstrom Incorporated	251	11,892
Target Corporation	1,166	76,082

		230,765

Specialty Retail: 1.36%
Advance Auto Parts Incorporated	159	15,851
AutoZone Incorporated †	58	41,259
Best Buy Company Incorporated	546	37,385
CarMax Incorporated †	391	25,075
Foot Locker Incorporated	265	12,423
L Brands Incorporated	531	31,977
Lowe’s Companies Incorporated	1,794	166,734
O’Reilly Automotive Incorporated †	182	43,778

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT Index Asset Allocation Fund	11

Security name	Shares	Value

Specialty Retail (continued)
Ross Stores Incorporated	829	$66,527
Signet Jewelers Limited	130	7,352
The Gap Incorporated	469	15,974
The Home Depot Incorporated	2,504	474,583
The TJX Companies Incorporated	1,366	104,444
Tiffany & Company	218	22,661
Tractor Supply Company	270	20,183
ULTA Beauty Incorporated †	125	27,958

		1,114,164

Textiles, Apparel & Luxury Goods: 0.41%
HanesBrands Incorporated	783	16,373
Michael Kors Holdings Limited †	326	20,522
Nike Incorporated Class B	2,817	176,203
PVH Corporation	166	22,777
Ralph Lauren Corporation	118	12,235
Tapestry Incorporated	611	27,025
Under Armour Incorporated Class A †	395	5,700
Under Armour Incorporated Class C †	396	5,275
VF Corporation	704	52,096

		338,206

Consumer Staples: 4.90%

Beverages: 1.20%
Brown-Forman Corporation Class B	421	28,910
Constellation Brands Incorporated Class A	370	84,571
Dr Pepper Snapple Group Incorporated	387	37,562
Molson Coors Brewing Company Class B	397	32,582
Monster Beverage Corporation †	880	55,695
PepsiCo Incorporated	3,055	366,356
The Coca-Cola Company	8,231	377,638

		983,314

Food & Staples Retailing: 1.09%
Costco Wholesale Corporation	938	174,581
CVS Health Corporation	2,181	158,123
Sysco Corporation	1,031	62,613
The Kroger Company	1,911	52,457
Wal-Mart Stores Incorporated	3,144	310,470
Walgreens Boots Alliance Incorporated	1,869	135,727

		893,971

Food Products: 0.74%
Archer Daniels Midland Company	1,202	48,176
Campbell Soup Company	414	19,918
ConAgra Foods Incorporated	880	33,150
General Mills Incorporated	1,220	72,334
Hormel Foods Corporation	578	21,033

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2017

Security name	Shares	Value

Food Products (continued)
Kellogg Company	534	$36,301
McCormick & Company Incorporated	257	26,191
Mondelez International Incorporated Class A	3,212	137,474
The Hershey Company	302	34,280
The J.M. Smucker Company	244	30,315
The Kraft Heinz Company	1,282	99,688
Tyson Foods Incorporated Class A	638	51,723

		610,583

Household Products: 0.98%
Church & Dwight Company Incorporated	538	26,991
Colgate-Palmolive Company	1,885	142,223
Kimberly-Clark Corporation	753	90,857
The Clorox Company	277	41,201
The Procter & Gamble Company	5,468	502,400

		803,672

Personal Products: 0.10%
Coty Incorporated Class A	1,017	20,228
The Estee Lauder Companies Incorporated Class A	480	61,075

		81,303

Tobacco: 0.79%
Altria Group Incorporated	4,096	292,495
Philip Morris International	3,345	353,399

		645,894

Energy: 3.63%

Energy Equipment & Services: 0.48%
Baker Hughes Incorporated	915	28,951
Halliburton Company	1,873	91,534
Helmerich & Payne Incorporated	232	14,996
National Oilwell Varco Incorporated	817	29,428
Schlumberger Limited	2,970	200,148
TechnipFMC plc	943	29,525

		394,582

Oil, Gas & Consumable Fuels: 3.15%
Anadarko Petroleum Corporation	1,174	62,973
Andeavor Corporation	309	35,331
Apache Corporation	817	34,494
Cabot Oil & Gas Corporation	998	28,543
Chesapeake Energy Corporation †	1,960	7,762
Chevron Corporation	4,078	510,525
Cimarex Energy Company	204	24,890
Concho Resources Incorporated †	319	47,920
ConocoPhillips	2,564	140,738
Devon Energy Corporation	1,129	46,741

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT Index Asset Allocation Fund	13

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EOG Resources Incorporated	1,242	$134,024
EQT Corporation	531	30,225
Exxon Mobil Corporation	9,105	761,542
Hess Corporation	579	27,485
Kinder Morgan Incorporated	4,146	74,918
Marathon Oil Corporation	1,833	31,033
Marathon Petroleum Corporation	1,048	69,147
Newfield Exploration Company †	427	13,463
Noble Energy Incorporated	1,046	30,480
Occidental Petroleum Corporation	1,646	121,244
ONEOK Incorporated	828	44,257
Phillips 66 Company	924	93,463
Pioneer Natural Resources Company	366	63,263
Range Resources Corporation	487	8,308
The Williams Companies Incorporated	1,779	54,242
Valero Energy Corporation	941	86,487

		2,583,498

Financials: 8.85%

Banks: 3.95%
Bank of America Corporation	20,873	616,171
BB&T Corporation	1,698	84,425
Citigroup Incorporated	5,682	422,798
Citizens Financial Group Incorporated	1,060	44,499
Comerica Incorporated	374	32,467
Fifth Third Bancorp	1,518	46,056
Huntington Bancshares Incorporated	2,336	34,012
JPMorgan Chase & Company	7,466	798,414
KeyCorp	2,318	46,754
M&T Bank Corporation	323	55,230
People’s United Financial Incorporated	747	13,969
PNC Financial Services Group Incorporated	1,023	147,609
Regions Financial Corporation	2,497	43,148
SunTrust Banks Incorporated	1,025	66,205
US Bancorp	3,389	181,583
Wells Fargo & Company (l)	9,538	578,670
Zions Bancorporation	431	21,908

		3,233,918

Capital Markets: 1.83%
Affiliated Managers Group Incorporated	119	24,425
Ameriprise Financial Incorporated	317	53,722
Bank of New York Mellon Corporation	2,200	118,492
BlackRock Incorporated	265	136,133
CBOE Holdings Incorporated	244	30,400
CME Group Incorporated	731	106,763
E*TRADE Financial Corporation †	582	28,850
Franklin Resources Incorporated	703	30,461
Intercontinental Exchange Incorporated	1,257	88,694

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2017

Security name	Shares	Value

Capital Markets (continued)
Invesco Limited	877	$32,046
Moody’s Corporation	358	52,844
Morgan Stanley	2,992	156,990
Northern Trust Corporation	463	46,249
Raymond James Financial Incorporated	276	24,647
S&P Global Incorporated	548	92,831
State Street Corporation	796	77,698
T. Rowe Price Group Incorporated	521	54,669
The Charles Schwab Corporation	2,569	131,970
The Goldman Sachs Group Incorporated	754	192,089
The NASDAQ OMX Group Incorporated	250	19,208

		1,499,181

Consumer Finance: 0.47%
American Express Company	1,548	153,732
Capital One Financial Corporation	1,043	103,862
Discover Financial Services	782	60,151
Navient Corporation	567	7,552
Synchrony Financial	1,581	61,042

		386,339

Diversified Financial Services: 1.02%
Berkshire Hathaway Incorporated Class B †	4,136	819,838
Leucadia National Corporation	675	17,881

		837,719

Insurance: 1.58%
AFLAC Incorporated	845	74,174
American International Group Incorporated	1,932	115,109
Aon plc	537	71,958
Arthur J. Gallagher & Company	390	24,679
Assurant Incorporated	115	11,597
Brighthouse Financial Incorporated †	205	12,021
Chubb Limited	997	145,692
Cincinnati Financial Corporation	321	24,065
Everest Reinsurance Group Limited	88	19,471
Lincoln National Corporation	471	36,206
Loews Corporation	593	29,668
Marsh & McLennan Companies Incorporated	1,097	89,285
MetLife Incorporated	2,260	114,266
Principal Financial Group Incorporated	577	40,713
Prudential Financial Incorporated	911	104,747
The Allstate Corporation	771	80,731
The Hartford Financial Services Group Incorporated	767	43,167
The Progressive Corporation	1,253	70,569
The Travelers Companies Incorporated	588	79,756
Torchmark Corporation	230	20,863
UnumProvident Corporation	482	26,457
Willis Towers Watson plc	284	42,796
XL Group Limited	552	19,408

		1,297,398

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT Index Asset Allocation Fund	15

Security name	Shares	Value

Health Care: 8.24%

Biotechnology: 1.66%
AbbVie Incorporated	3,422	$330,942
Alexion Pharmaceuticals Incorporated †	481	57,523
Amgen Incorporated	1,557	270,762
Biogen Incorporated	454	144,631
Celgene Corporation †	1,691	176,473
Gilead Sciences Incorporated	2,808	201,165
Incyte Corporation †	376	35,611
Regeneron Pharmaceuticals Incorporated †	165	62,033
Vertex Pharmaceuticals Incorporated †	545	81,674

		1,360,814

Health Care Equipment & Supplies: 1.62%
Abbott Laboratories	3,735	213,156
Align Technology Incorporated †	155	34,439
Baxter International Incorporated	1,076	69,553
Becton Dickinson & Company	567	121,418
Boston Scientific Corporation †	2,950	73,131
Danaher Corporation	1,315	122,058
Dentsply Sirona Incorporated	494	32,520
Edwards Lifesciences Corporation †	456	51,396
Hologic Incorporated †	593	25,351
IDEXX Laboratories Incorporated †	188	29,399
Intuitive Surgical Incorporated †	240	87,586
Medtronic plc	2,907	234,740
ResMed Incorporated	305	25,830
Stryker Corporation	691	106,994
The Cooper Companies Incorporated	104	22,660
Varian Medical Systems Incorporated	196	21,785
Zimmer Biomet Holdings Incorporated	437	52,733

		1,324,749

Health Care Providers & Services: 1.67%
Aetna Incorporated	702	126,634
AmerisourceBergen Corporation	347	31,862
Anthem Incorporated	551	123,981
Cardinal Health Incorporated	678	41,541
Centene Corporation †	371	37,426
Cigna Corporation	531	107,841
DaVita HealthCare Partners Incorporated †	325	23,481
Envision Healthcare Corporation †	260	8,986
Express Scripts Holding Company †	1,217	90,837
HCA Holdings Incorporated †	609	53,495
Henry Schein Incorporated †	338	23,619
Humana Incorporated	306	75,909
Laboratory Corporation of America Holdings †	218	34,773
McKesson Corporation	449	70,022
Patterson Companies Incorporated	177	6,395
Quest Diagnostics Incorporated	292	28,759

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2017

Security name	Shares	Value

Health Care Providers & Services (continued)
UnitedHealth Group Incorporated	2,089	$460,541
Universal Health Services Incorporated Class B	188	21,310

		1,367,412

Health Care Technology: 0.06%
Cerner Corporation †	679	45,758

Life Sciences Tools & Services: 0.48%
Agilent Technologies Incorporated	692	46,343
Illumina Incorporated †	313	68,387
IQVIA Holdings Incorporated †	313	30,643
Mettler-Toledo International Incorporated †	54	33,454
PerkinElmer Incorporated	236	17,256
Thermo Fisher Scientific Incorporated	862	163,677
Waters Corporation †	171	33,035

		392,795

Pharmaceuticals: 2.75%
Allergan plc	715	116,960
Bristol-Myers Squibb Company	3,520	215,706
Eli Lilly & Company	2,080	175,677
Johnson & Johnson	5,767	805,765
Merck & Company Incorporated	5,877	330,699
Mylan NV †	1,152	48,741
Perrigo Company plc	281	24,492
Pfizer Incorporated	12,804	463,761
Zoetis Incorporated	1,047	75,426

		2,257,227

Industrials: 6.09%

Aerospace & Defense: 1.52%
Arconic Incorporated	913	24,879
General Dynamics Corporation	597	121,460
L-3 Technologies Incorporated	167	33,041
Lockheed Martin Corporation	537	172,404
Northrop Grumman Corporation	374	114,784
Raytheon Company	621	116,655
Rockwell Collins Incorporated	350	47,467
Textron Incorporated	565	31,973
The Boeing Company	1,204	355,072
TransDigm Group Incorporated	103	28,286
United Technologies Corporation	1,597	203,729

		1,249,750

Air Freight & Logistics: 0.44%
C.H. Robinson Worldwide Incorporated	300	26,727
Expeditors International of Washington Incorporated	383	24,776
FedEx Corporation	529	132,007
United Parcel Service Incorporated Class B	1,476	175,865

		359,375

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT Index Asset Allocation Fund	17

Security name	Shares	Value

Airlines: 0.32%
Alaska Air Group Incorporated	265	$19,480
American Airlines Group Incorporated	917	47,712
Delta Air Lines Incorporated	1,412	79,072
Southwest Airlines Company	1,174	76,838
United Continental Holdings Incorporated †	543	36,598

		259,700

Building Products: 0.20%
A.O. Smith Corporation	313	19,181
Allegion plc	203	16,151
Fortune Brands Home & Security Incorporated	331	22,654
Johnson Controls International plc	1,995	76,029
Masco Corporation	678	29,791

		163,806

Commercial Services & Supplies: 0.18%
Cintas Corporation	185	28,829
Republic Services Incorporated	489	33,061
Stericycle Incorporated †	184	12,510
Waste Management Incorporated	860	74,218

		148,618

Construction & Engineering: 0.05%
Fluor Corporation	300	15,495
Jacobs Engineering Group Incorporated	259	17,084
Quanta Services Incorporated †	331	12,945

		45,524

Electrical Equipment: 0.34%
Acuity Brands Incorporated	91	16,016
AMETEK Incorporated	498	36,090
Eaton Corporation plc	948	74,901
Emerson Electric Company	1,381	96,242
Rockwell Automation Incorporated	276	54,193

		277,442

Industrial Conglomerates: 1.14%
3M Company	1,279	301,038
General Electric Company	18,660	325,617
Honeywell International Incorporated	1,636	250,897
Roper Industries Incorporated	219	56,721

		934,273

Machinery: 1.05%
Caterpillar Incorporated	1,280	201,702
Cummins Incorporated	336	59,351
Deere & Company	686	107,366
Dover Corporation	334	33,731
Flowserve Corporation	281	11,839

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2017

Security name	Shares	Value

Machinery (continued)
Fortive Corporation	657	$47,534
Illinois Tool Works Incorporated	662	110,455
Ingersoll-Rand plc	538	47,984
Paccar Incorporated	757	53,808
Parker-Hannifin Corporation	287	57,279
Pentair plc	355	25,070
Snap-on Incorporated	122	21,265
Stanley Black & Decker Incorporated	330	55,998
Xylem Incorporated	385	26,257

		859,639

Professional Services: 0.17%
Equifax Incorporated	258	30,423
IHS Markit Limited †	782	35,307
Nielsen Holdings plc	723	26,317
Robert Half International Incorporated	269	14,940
Verisk Analytics Incorporated †	334	32,064

		139,051

Road & Rail: 0.57%
CSX Corporation	1,923	105,784
J.B. Hunt Transport Services Incorporated	185	21,271
Kansas City Southern	221	23,254
Norfolk Southern Corporation	616	89,258
Union Pacific Corporation	1,691	226,763

		466,330

Trading Companies & Distributors: 0.11%
Fastenal Company	619	33,853
United Rentals Incorporated †	182	31,288
W.W. Grainger Incorporated	111	26,224

		91,365

Information Technology: 14.25%

Communications Equipment: 0.63%
Cisco Systems Incorporated	10,624	406,899
F5 Networks Incorporated †	134	17,583
Harris Corporation	256	36,262
Juniper Networks Incorporated	805	22,943
Motorola Solutions Incorporated	348	31,438

		515,125

Electronic Equipment, Instruments & Components: 0.25%
Amphenol Corporation Class A	658	57,772
Corning Incorporated	1,866	59,693
FLIR Systems Incorporated	297	13,846
TE Connectivity Limited	756	71,850

		203,161

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT Index Asset Allocation Fund	19

Security name	Shares	Value

Internet Software & Services: 2.90%
Akamai Technologies Incorporated †	364	$23,675
Alphabet Incorporated Class A †	638	672,069
Alphabet Incorporated Class C †	647	677,021
eBay Incorporated †	2,096	79,103
Facebook Incorporated Class A †	5,110	901,711
VeriSign Incorporated †	182	20,828

		2,374,407

IT Services: 2.42%
Accenture plc Class A	1,328	203,304
Alliance Data Systems Corporation	102	25,855
Automatic Data Processing Incorporated	954	111,799
Cognizant Technology Solutions Corporation Class A	1,269	90,124
CSRA Incorporated	351	10,502
DXC Technology Company	613	58,174
Fidelity National Information Services Incorporated	718	67,557
Fiserv Incorporated †	448	58,746
Gartner Incorporated †	195	24,014
Global Payments Incorporated	342	34,282
International Business Machines Corporation	1,851	283,980
MasterCard Incorporated Class A	1,993	301,660
Paychex Incorporated	688	46,839
PayPal Holdings Incorporated †	2,425	178,529
The Western Union Company	991	18,839
Total System Services Incorporated	360	28,472
Visa Incorporated Class A	3,895	444,108

		1,986,784

Semiconductors & Semiconductor Equipment: 2.32%
Advanced Micro Devices Incorporated «†	1,765	18,144
Analog Devices Incorporated	792	70,512
Applied Materials Incorporated	2,289	117,014
Broadcom Limited	876	225,044
Intel Corporation	10,056	464,185
KLA-Tencor Corporation	336	35,304
Lam Research Corporation	347	63,872
Microchip Technology Incorporated	502	44,116
Micron Technology Incorporated †	2,448	100,662
NVIDIA Corporation	1,296	250,776
Qorvo Incorporated †	274	18,248
QUALCOMM Incorporated	3,162	202,431
Skyworks Solutions Incorporated	395	37,505
Texas Instruments Incorporated	2,120	221,413
Xilinx Incorporated	541	36,474

		1,905,700

Software: 3.15%
Activision Blizzard Incorporated	1,629	103,148
Adobe Systems Incorporated †	1,058	185,404

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2017

Security name	Shares	Value

Software (continued)
Ansys Incorporated †	182	$26,861
Autodesk Incorporated †	472	49,480
CA Incorporated	674	22,431
Cadence Design Systems Incorporated †	607	25,385
Citrix Systems Incorporated	307	27,016
Electronic Arts Incorporated †	662	69,550
Intuit Incorporated	522	82,361
Microsoft Corporation	16,575	1,417,826
Oracle Corporation	6,548	309,589
Red Hat Incorporated †	380	45,638
Salesforce.com Incorporated †	1,474	150,687
Symantec Corporation	1,336	37,488
Synopsys Incorporated †	322	27,447

		2,580,311

Technology Hardware, Storage & Peripherals: 2.58%
Apple Incorporated	11,021	1,865,084
Hewlett Packard Enterprise Company	3,425	49,183
HP Incorporated	3,585	75,321
NetApp Incorporated	579	32,030
Seagate Technology plc	623	26,066
Western Digital Corporation	634	50,422
Xerox Corporation	461	13,438

		2,111,544

Materials: 1.79%

Chemicals: 1.32%
Air Products & Chemicals Incorporated	468	76,789
Albemarle Corporation	237	30,310
CF Industries Holdings Incorporated	499	21,227
DowDuPont Incorporated	5,035	358,593
Eastman Chemical Company	309	28,626
Ecolab Incorporated	558	74,872
FMC Corporation	289	27,357
International Flavors & Fragrances Incorporated	170	25,944
LyondellBasell Industries NV Class A	696	76,783
Monsanto Company	943	110,124
PPG Industries Incorporated	547	63,901
Praxair Incorporated	617	95,438
The Mosaic Company	752	19,296
The Sherwin-Williams Company	177	72,577

		1,081,837

Construction Materials: 0.08%
Martin Marietta Materials Incorporated	134	29,619
Vulcan Materials Company	285	36,585

		66,204

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT Index Asset Allocation Fund	21

Security name	Shares	Value

Containers & Packaging: 0.22%
Avery Dennison Corporation	190	$21,823
Ball Corporation	755	28,577
International Paper Company	891	51,625
Packaging Corporation of America	202	24,351
Sealed Air Corporation	388	19,128
WestRock Company	549	34,702

		180,206

Metals & Mining: 0.17%
Freeport-McMoRan Incorporated †	2,924	55,439
Newmont Mining Corporation	1,144	42,923
Nucor Corporation	684	43,489

		141,851

Real Estate: 1.73%

Equity REITs: 1.70%
Alexandria Real Estate Equities Incorporated	205	26,771
American Tower Corporation	921	131,399
Apartment Investment & Management Company Class A	337	14,730
AvalonBay Communities Incorporated	296	52,809
Boston Properties Incorporated	331	43,040
Crown Castle International Corporation	873	96,912
Digital Realty Trust Incorporated	442	50,344
Duke Realty Corporation	767	20,870
Equinix Incorporated	168	76,141
Equity Residential	790	50,378
Essex Property Trust Incorporated	141	34,033
Extra Space Storage Incorporated	270	23,612
Federal Realty Investment Trust	156	20,718
GGP Incorporated	1,339	31,319
HCP Incorporated	1,010	26,341
Host Hotels & Resorts Incorporated	1,596	31,681
Iron Mountain Incorporated	581	21,921
Kimco Realty Corporation	918	16,662
Mid-America Apartment Communities Incorporated	244	24,537
Prologis Incorporated	1,145	73,864
Public Storage Incorporated	321	67,089
Realty Income Corporation	606	34,554
Regency Centers Corporation	318	21,999
SBA Communications Corporation †	253	41,330
Simon Property Group Incorporated	668	114,722
SL Green Realty Corporation	210	21,195
The Macerich Company	232	15,238
UDR Incorporated	575	22,149
Ventas Incorporated	766	45,968
Vornado Realty Trust	371	29,005
Welltower Incorporated	798	50,888
Weyerhaeuser Company	1,625	57,298

		1,389,517

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2017

Security name	Shares	Value

Real Estate Management & Development: 0.03%
CBRE Group Incorporated Class A †	652	$28,238

Telecommunication Services: 1.24%

Diversified Telecommunication Services: 1.24%
AT&T Incorporated	13,217	513,877
CenturyLink Incorporated	2,103	35,078
Verizon Communications Incorporated	8,773	464,355

		1,013,310

Utilities: 1.76%

Electric Utilities: 1.08%
Alliant Energy Corporation	497	21,168
American Electric Power Company Incorporated	1,060	77,984
Duke Energy Corporation	1,502	126,333
Edison International	700	44,268
Entergy Corporation	387	31,498
Eversource Energy	682	43,089
Exelon Corporation	2,065	81,382
FirstEnergy Corporation	957	29,303
NextEra Energy Incorporated	1,013	158,220
PG&E Corporation	1,100	49,313
Pinnacle West Capital Corporation	240	20,443
PPL Corporation	1,471	45,527
The Southern Company	2,157	103,730
Xcel Energy Incorporated	1,094	52,632

		884,890

Independent Power & Renewable Electricity Producers: 0.04%
AES Corporation	1,425	15,433
NRG Energy Incorporated	653	18,597

		34,030

Multi-Utilities: 0.60%
Ameren Corporation	522	30,793
CenterPoint Energy Incorporated	928	26,318
CMS Energy Corporation	607	28,711
Consolidated Edison Incorporated	668	56,747
Dominion Resources Incorporated	1,384	112,187
DTE Energy Company	387	42,361
NiSource Incorporated	725	18,611
Public Service Enterprise Group Incorporated	1,090	56,135
SCANA Corporation	307	12,212
Sempra Energy	539	57,630
WEC Energy Group Incorporated	679	45,106

		486,811

Water Utilities: 0.04%
American Water Works Company Incorporated	383	35,041

Total Common Stocks (Cost $24,334,303)		48,993,681

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT Index Asset Allocation Fund	23

Security name		Expiration date	Shares	Value

Rights: 0.00%

Consumer Staples: 0.00%

Food & Staples Retailing: 0.00%
Safeway Casa Ley Contingent Value Rights †(a)		1-30-2019	684	$0
Safeway PDC LLC Contingent Value Rights †(a)		1-30-2018	684	12

Total Rights (Cost $714)				12

	Interest rate	Maturity date	Principal

U.S. Treasury Securities: 39.11%
U.S. Treasury Bond	2.13%	9-30-2024	$118,000	116,525
U.S. Treasury Bond	2.13	11-30-2024	119,000	117,447
U.S. Treasury Bond	2.75	8-15-2042	126,000	126,742
U.S. Treasury Bond	2.75	11-15-2042	126,000	126,663
U.S. Treasury Bond	2.88	5-15-2043	182,000	186,941
U.S. Treasury Bond	3.00	5-15-2042	84,000	88,322
U.S. Treasury Bond	3.00	11-15-2044	178,000	186,949
U.S. Treasury Bond	3.13	11-15-2041	66,000	70,881
U.S. Treasury Bond	3.13	2-15-2042	87,000	93,426
U.S. Treasury Bond	3.13	2-15-2043	129,000	138,445
U.S. Treasury Bond	3.13	8-15-2044	181,000	194,462
U.S. Treasury Bond	3.38	5-15-2044	187,000	209,622
U.S. Treasury Bond	3.50	2-15-2039	61,000	69,609
U.S. Treasury Bond	3.63	8-15-2043	156,000	181,883
U.S. Treasury Bond	3.63	2-15-2044	218,000	254,550
U.S. Treasury Bond	3.75	8-15-2041	68,000	80,504
U.S. Treasury Bond	3.75	11-15-2043	187,000	222,587
U.S. Treasury Bond	3.88	8-15-2040	71,000	85,464
U.S. Treasury Bond	4.25	5-15-2039	57,000	71,982
U.S. Treasury Bond	4.25	11-15-2040	74,000	93,893
U.S. Treasury Bond	4.38	2-15-2038	32,000	40,873
U.S. Treasury Bond	4.38	11-15-2039	57,000	73,276
U.S. Treasury Bond	4.38	5-15-2040	83,000	106,921
U.S. Treasury Bond	4.38	5-15-2041	65,000	84,018
U.S. Treasury Bond	4.50	2-15-2036	70,000	90,054
U.S. Treasury Bond	4.50	5-15-2038	36,000	46,750
U.S. Treasury Bond	4.50	8-15-2039	59,000	77,004
U.S. Treasury Bond	4.63	2-15-2040	102,000	135,520
U.S. Treasury Bond	4.75	2-15-2037	24,000	31,950
U.S. Treasury Bond	4.75	2-15-2041	88,000	119,341
U.S. Treasury Bond	5.00	5-15-2037	29,000	39,733
U.S. Treasury Bond	5.25	11-15-2028	45,000	57,066
U.S. Treasury Bond	5.25	2-15-2029	33,000	42,012
U.S. Treasury Bond	5.38	2-15-2031	70,000	92,972
U.S. Treasury Bond	5.50	8-15-2028	35,000	45,025
U.S. Treasury Bond	6.13	11-15-2027	49,000	64,926
U.S. Treasury Bond	6.13	8-15-2029	25,000	34,293
U.S. Treasury Bond	6.25	5-15-2030	45,000	63,242
U.S. Treasury Bond	6.38	8-15-2027	21,000	28,175
U.S. Treasury Bond	6.88	8-15-2025	21,000	27,638

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	0.75%	2-15-2019	$107,000	$105,700
U.S. Treasury Note	0.75	7-15-2019	108,000	106,173
U.S. Treasury Note	0.75	8-15-2019	108,000	106,080
U.S. Treasury Note	0.88	4-15-2019	109,000	107,644
U.S. Treasury Note	0.88	5-15-2019	110,000	108,545
U.S. Treasury Note	0.88	6-15-2019	108,000	106,482
U.S. Treasury Note	0.88	7-31-2019	76,000	74,848
U.S. Treasury Note	0.88	9-15-2019	106,000	104,214
U.S. Treasury Note	1.00	3-15-2019	107,000	105,921
U.S. Treasury Note	1.00	6-30-2019	58,000	57,273
U.S. Treasury Note	1.00	8-31-2019	79,000	77,876
U.S. Treasury Note	1.00	9-30-2019	148,000	145,806
U.S. Treasury Note	1.00	10-15-2019	109,000	107,328
U.S. Treasury Note	1.00	11-15-2019	96,000	94,444
U.S. Treasury Note	1.00	11-30-2019	142,000	139,648
U.S. Treasury Note	1.13	1-15-2019	106,000	105,226
U.S. Treasury Note	1.13	1-31-2019	119,000	118,089
U.S. Treasury Note	1.13	2-28-2019	118,000	117,027
U.S. Treasury Note	1.13	5-31-2019	65,000	64,346
U.S. Treasury Note	1.13	12-31-2019	95,000	93,581
U.S. Treasury Note	1.13	3-31-2020	93,000	91,401
U.S. Treasury Note	1.13	4-30-2020	104,000	102,131
U.S. Treasury Note	1.13	2-28-2021	226,000	219,760
U.S. Treasury Note	1.13	6-30-2021	228,000	220,788
U.S. Treasury Note	1.13	7-31-2021	153,000	147,946
U.S. Treasury Note	1.13	8-31-2021	153,000	147,790
U.S. Treasury Note	1.13	9-30-2021	152,000	146,653
U.S. Treasury Note	1.25	12-15-2018	108,000	107,431
U.S. Treasury Note	1.25	12-31-2018	120,000	119,330
U.S. Treasury Note	1.25	1-31-2019	125,000	124,214
U.S. Treasury Note	1.25	3-31-2019	117,000	116,130
U.S. Treasury Note	1.25	4-30-2019	51,000	50,592
U.S. Treasury Note	1.25	5-31-2019	114,000	113,048
U.S. Treasury Note	1.25	6-30-2019	114,000	112,981
U.S. Treasury Note	1.25	8-31-2019	114,000	112,827
U.S. Treasury Note	1.25	10-31-2019	75,000	74,151
U.S. Treasury Note	1.25	1-31-2020	225,000	221,992
U.S. Treasury Note	1.25	2-29-2020	152,000	149,909
U.S. Treasury Note	1.25	3-31-2021	226,000	220,405
U.S. Treasury Note	1.25	10-31-2021	151,000	146,272
U.S. Treasury Note	1.25	7-31-2023	125,000	118,440
U.S. Treasury Note	1.38	12-31-2018	91,000	90,595
U.S. Treasury Note	1.38	2-28-2019	121,000	120,337
U.S. Treasury Note	1.38	7-31-2019	114,000	113,131
U.S. Treasury Note	1.38	9-30-2019	111,000	110,050
U.S. Treasury Note	1.38	12-15-2019	111,000	109,894
U.S. Treasury Note	1.38	1-15-2020	109,000	107,862
U.S. Treasury Note	1.38	1-31-2020	101,000	99,918
U.S. Treasury Note	1.38	2-15-2020	109,000	107,786
U.S. Treasury Note	1.38	2-29-2020	228,000	225,398

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT Index Asset Allocation Fund	25

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.38%	3-31-2020	$226,000	$223,324
U.S. Treasury Note	1.38	4-30-2020	226,000	223,175
U.S. Treasury Note	1.38	5-31-2020	106,000	104,630
U.S. Treasury Note	1.38	8-31-2020	256,000	252,234
U.S. Treasury Note	1.38	9-15-2020	102,000	100,562
U.S. Treasury Note	1.38	9-30-2020	256,000	252,076
U.S. Treasury Note	1.38	10-31-2020	232,000	228,237
U.S. Treasury Note	1.38	1-31-2021	232,000	227,561
U.S. Treasury Note	1.38	4-30-2021	226,000	221,093
U.S. Treasury Note	1.38	5-31-2021	226,000	220,899
U.S. Treasury Note	1.38	6-30-2023	126,000	120,348
U.S. Treasury Note	1.38	8-31-2023	124,000	118,189
U.S. Treasury Note	1.38	9-30-2023	90,000	85,715
U.S. Treasury Note	1.50	12-31-2018	144,000	143,539
U.S. Treasury Note	1.50	1-31-2019	161,000	160,402
U.S. Treasury Note	1.50	2-28-2019	147,000	146,408
U.S. Treasury Note	1.50	3-31-2019	60,000	59,746
U.S. Treasury Note	1.50	5-31-2019	158,000	157,199
U.S. Treasury Note	1.50	10-31-2019	225,000	223,426
U.S. Treasury Note	1.50	11-30-2019	226,000	224,340
U.S. Treasury Note	1.50	4-15-2020	107,000	105,992
U.S. Treasury Note	1.50	5-15-2020	107,000	105,963
U.S. Treasury Note	1.50	5-31-2020	226,000	223,749
U.S. Treasury Note	1.50	6-15-2020	107,000	105,910
U.S. Treasury Note	1.50	7-15-2020	107,000	105,843
U.S. Treasury Note	1.50	8-15-2020	107,000	105,806
U.S. Treasury Note	1.50	1-31-2022	128,000	124,847
U.S. Treasury Note	1.50	2-28-2023	126,000	121,566
U.S. Treasury Note	1.50	3-31-2023	126,000	121,452
U.S. Treasury Note	1.50	8-15-2026	102,000	94,872
U.S. Treasury Note	1.63	3-31-2019	154,000	153,541
U.S. Treasury Note	1.63	4-30-2019	159,000	158,500
U.S. Treasury Note	1.63	6-30-2019	157,000	156,442
U.S. Treasury Note	1.63	7-31-2019	155,000	154,418
U.S. Treasury Note	1.63	8-31-2019	229,000	228,049
U.S. Treasury Note	1.63	12-31-2019	225,000	223,793
U.S. Treasury Note	1.63	3-15-2020	107,000	106,335
U.S. Treasury Note	1.63	6-30-2020	225,000	223,314
U.S. Treasury Note	1.63	7-31-2020	253,000	251,026
U.S. Treasury Note	1.63	10-15-2020	102,000	101,100
U.S. Treasury Note	1.63	11-30-2020	155,000	153,431
U.S. Treasury Note	1.63	8-15-2022	117,000	114,254
U.S. Treasury Note	1.63	8-31-2022	151,000	147,249
U.S. Treasury Note	1.63	11-15-2022	150,000	146,160
U.S. Treasury Note	1.63	4-30-2023	128,000	124,074
U.S. Treasury Note	1.63	5-31-2023	128,000	123,968
U.S. Treasury Note	1.63	10-31-2023	90,000	86,871
U.S. Treasury Note	1.63	2-15-2026	102,000	96,299
U.S. Treasury Note	1.63	5-15-2026	105,000	98,869
U.S. Treasury Note	1.75	9-30-2019	228,000	227,461

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.75%	11-30-2019	$111,000	$110,736
U.S. Treasury Note	1.75	10-31-2020	148,000	147,149
U.S. Treasury Note	1.75	11-15-2020	102,000	101,422
U.S. Treasury Note	1.75	12-31-2020	232,000	230,370
U.S. Treasury Note	1.75	11-30-2021	134,000	132,123
U.S. Treasury Note	1.75	2-28-2022	129,000	127,015
U.S. Treasury Note	1.75	3-31-2022	128,000	125,890
U.S. Treasury Note	1.75	4-30-2022	126,000	123,819
U.S. Treasury Note	1.75	5-15-2022	111,000	109,204
U.S. Treasury Note	1.75	5-31-2022	149,000	146,391
U.S. Treasury Note	1.75	6-30-2022	149,000	146,291
U.S. Treasury Note	1.75	9-30-2022	144,000	141,097
U.S. Treasury Note	1.75	1-31-2023	129,000	126,078
U.S. Treasury Note	1.75	5-15-2023	226,000	220,392
U.S. Treasury Note	1.88	6-30-2020	86,000	85,880
U.S. Treasury Note	1.88	11-30-2021	128,000	126,952
U.S. Treasury Note	1.88	1-31-2022	157,000	155,358
U.S. Treasury Note	1.88	2-28-2022	153,000	151,334
U.S. Treasury Note	1.88	3-31-2022	153,000	151,261
U.S. Treasury Note	1.88	4-30-2022	153,000	151,158
U.S. Treasury Note	1.88	5-31-2022	128,000	126,523
U.S. Treasury Note	1.88	7-31-2022	149,000	146,965
U.S. Treasury Note	1.88	8-31-2022	142,000	139,987
U.S. Treasury Note	1.88	9-30-2022	144,000	141,941
U.S. Treasury Note	1.88	10-31-2022	143,000	140,904
U.S. Treasury Note	1.88	8-31-2024	125,000	121,607
U.S. Treasury Note	2.00	7-31-2020	101,000	101,155
U.S. Treasury Note	2.00	9-30-2020	106,000	106,135
U.S. Treasury Note	2.00	11-30-2020	122,000	122,104
U.S. Treasury Note	2.00	2-28-2021	136,000	135,910
U.S. Treasury Note	2.00	5-31-2021	146,000	145,739
U.S. Treasury Note	2.00	8-31-2021	127,000	126,575
U.S. Treasury Note	2.00	10-31-2021	126,000	125,451
U.S. Treasury Note	2.00	11-15-2021	178,000	177,460
U.S. Treasury Note	2.00	12-31-2021	155,000	154,204
U.S. Treasury Note	2.00	2-15-2022	133,000	132,357
U.S. Treasury Note	2.00	7-31-2022	144,000	142,888
U.S. Treasury Note	2.00	10-31-2022	143,000	141,782
U.S. Treasury Note	2.00	11-30-2022	129,000	127,808
U.S. Treasury Note	2.00	2-15-2023	220,000	217,706
U.S. Treasury Note	2.00	4-30-2024	123,000	120,753
U.S. Treasury Note	2.00	5-31-2024	123,000	120,676
U.S. Treasury Note	2.00	6-30-2024	123,000	120,618
U.S. Treasury Note	2.00	2-15-2025	289,000	282,438
U.S. Treasury Note	2.00	8-15-2025	220,000	214,418
U.S. Treasury Note	2.00	11-15-2026	170,000	164,473
U.S. Treasury Note	2.13	8-31-2020	138,000	138,622
U.S. Treasury Note	2.13	1-31-2021	132,000	132,454
U.S. Treasury Note	2.13	6-30-2021	142,000	142,268
U.S. Treasury Note	2.13	8-15-2021	178,000	178,245

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT Index Asset Allocation Fund	27

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	2.13%	9-30-2021	$128,000	$128,072
U.S. Treasury Note	2.13	12-31-2021	126,000	126,017
U.S. Treasury Note	2.13	6-30-2022	126,000	125,756
U.S. Treasury Note	2.13	12-31-2022	129,000	128,445
U.S. Treasury Note	2.13	11-30-2023	110,000	109,079
U.S. Treasury Note	2.13	2-29-2024	128,000	126,707
U.S. Treasury Note	2.13	3-31-2024	127,000	125,677
U.S. Treasury Note	2.13	7-31-2024	123,000	121,511
U.S. Treasury Note	2.13	5-15-2025	234,000	230,367
U.S. Treasury Note	2.25	3-31-2021	135,000	135,881
U.S. Treasury Note	2.25	4-30-2021	142,000	142,933
U.S. Treasury Note	2.25	7-31-2021	194,000	195,116
U.S. Treasury Note	2.25	12-31-2023	127,000	126,740
U.S. Treasury Note	2.25	1-31-2024	127,000	126,700
U.S. Treasury Note	2.25	10-31-2024	121,000	120,442
U.S. Treasury Note	2.25	11-15-2024	290,000	288,435
U.S. Treasury Note	2.25	11-15-2025	219,000	217,017
U.S. Treasury Note	2.25	2-15-2027	196,000	193,369
U.S. Treasury Note	2.25	8-15-2027	101,000	99,548
U.S. Treasury Note	2.25	11-15-2027	99,000	97,631
U.S. Treasury Note	2.38	12-31-2020	123,000	124,375
U.S. Treasury Note	2.38	8-15-2024	289,000	289,858
U.S. Treasury Note	2.38	5-15-2027	283,000	282,106
U.S. Treasury Note	2.50	8-15-2023	190,000	192,540
U.S. Treasury Note	2.50	5-15-2024	281,000	284,109
U.S. Treasury Note	2.63	8-15-2020	220,000	223,818
U.S. Treasury Note	2.63	11-15-2020	355,000	361,376
U.S. Treasury Note	2.75	2-15-2019	128,000	129,269
U.S. Treasury Note	2.75	11-15-2023	251,000	257,743
U.S. Treasury Note	2.75	2-15-2024	217,000	222,648
U.S. Treasury Note	3.13	5-15-2019	142,000	144,420
U.S. Treasury Note	3.13	5-15-2021	155,000	160,365
U.S. Treasury Note	3.38	11-15-2019	159,000	163,354
U.S. Treasury Note	3.50	5-15-2020	138,000	143,029
U.S. Treasury Note	3.63	8-15-2019	145,000	149,020
U.S. Treasury Note	3.63	2-15-2020	191,000	197,817
U.S. Treasury Note	3.63	2-15-2021	199,000	208,671
U.S. Treasury Note	6.00	2-15-2026	42,000	53,238
U.S. Treasury Note	6.25	8-15-2023	35,000	42,386
U.S. Treasury Note	6.50	11-15-2026	28,000	37,181
U.S. Treasury Note	6.63	2-15-2027	18,000	24,261
U.S. Treasury Note	6.75	8-15-2026	21,000	28,164
U.S. Treasury Note	7.13	2-15-2023	24,000	29,679
U.S. Treasury Note	7.25	8-15-2022	24,000	29,378
U.S. Treasury Note	7.50	11-15-2024	22,000	29,218
U.S. Treasury Note	7.63	11-15-2022	12,000	15,022
U.S. Treasury Note	7.63	2-15-2025	20,000	26,932
U.S. Treasury Note	7.88	2-15-2021	15,000	17,668
U.S. Treasury Note	8.00	11-15-2021	48,000	58,476
U.S. Treasury Note	8.13	8-15-2019	29,000	31,868

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	8.13%	5-15-2021	$17,000	$20,342
U.S. Treasury Note	8.13	8-15-2021	15,000	18,163
U.S. Treasury Note	8.50	2-15-2020	15,000	17,063
U.S. Treasury Note	8.75	5-15-2020	12,000	13,912
U.S. Treasury Note	8.75	8-15-2020	27,000	31,667
U.S. Treasury Note	8.88	2-15-2019	29,000	31,284

Total U.S. Treasury Securities (Cost $32,231,793)				32,053,305

	Yield		Shares
Short-Term Investments: 2.19%

Investment Companies: 2.07%
Securities Lending Cash Investment LLC (l)(r)(u)	1.57		17,598	17,600
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.19		1,676,790	1,676,790

				1,694,390

			Principal
U.S. Treasury Securities: 0.12%
U.S.Treasury Bill (z)#	1.22	3-1-2018	$100,000	99,795

Total Short-Term Investments (Cost $1,794,187)				1,794,185

Total investments in securities (Cost $58,360,997)	101.08%	82,841,183
Other assets and liabilities, net	(1.08)	(885,217)

Total net assets	100.00%	$81,955,966

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

«	All or a portion of this security is on loan.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	1	3-16-2018	$134,067	$133,800	$0	$(267)
5-Year U.S. Treasury Notes	5	3-29-2018	581,652	580,820	0	(832)
Short
10-Year U.S. Treasury Notes	(72)	3-20-2018	(8,979,636)	(8,931,375)	48,261	0

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT Index Asset Allocation Fund	29

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Financials
Banks
Wells Fargo & Company	11,438	11	1,911	9,538	$49,886	$4,097	$16,109	$578,670	0.71%

Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	113,422	637,346	733,170	17,598	0	0	230	17,600
Wells Fargo Government Money Market Fund Select Class	1,639,441	11,769,467	11,732,118	1,676,790	0	0	6,204	1,676,790

								1,694,390	2.07

					$49,886	$4,097	$22,543	$2,273,060	2.78%

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo VT Index Asset Allocation Fund	Statement of assets and liabilities—December 31, 2017

Assets
Investments in unaffiliated securities (including $16,448 of securities loaned), at value (cost $56,389,141)	$80,568,123
Investments in affiliated securities, at value (cost $1,971,856)	2,273,060
Receivable for investments sold	766,975
Receivable for Fund shares sold	260
Receivable for dividends and interest	235,888
Receivable for daily variation margin on open futures contracts	1,150
Receivable for securities lending income	5
Prepaid expenses and other assets	731

Total assets	83,846,192

Liabilities
Payable for investments purchased	1,665,695
Payable for Fund shares redeemed	39,441
Management fee payable	31,423
Due to custodian bank	22,637
Distribution fee payable	18,004
Payable upon receipt of securities loaned	17,600
Payable for daily variation margin on open futures contracts	14,892
Administration fee payable	5,760
Trustees’ fees and expenses payable	2,215
Accrued expenses and other liabilities	72,559

Total liabilities	1,890,226

Total net assets	$81,955,966

NET ASSETS CONSIST OF
Paid-in capital	$54,007,124
Undistributed net investment income	77,063
Accumulated net realized gains on investments	3,344,431
Net unrealized gains on investments	24,527,348

Total net assets	$81,955,966

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 2	$81,955,966
Shares outstanding – Class 2[1]	4,007,393
Net asset value per share – Class 2	$20.45

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2017	Wells Fargo VT Index Asset Allocation Fund	31

Investment income
Dividends	$970,181
Interest	506,278
Income from affiliated securities	22,543

Total investment income	1,499,002

Expenses
Management fee	489,686
Administration fee
Class 2	65,292
Distribution fee
Class 2	204,036
Custody and accounting fees	55,374
Professional fees	51,115
Shareholder report expenses	36,167
Trustees’ fees and expenses	20,255
Other fees and expenses	28,501

Total expenses	950,426
Less: Fee waivers and/or expense reimbursements	(134,282)

Net expenses	816,144

Net investment income	682,858

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	4,903,143
Affiliated securities	49,886
Futures transactions	15,523

Net realized gains on investments	4,968,552

Net change in unrealized gains (losses) on:
Unaffiliated securities	3,782,645
Affiliated securities	4,097
Futures transactions	45,109

Net change in unrealized gains (losses) on investments	3,831,851

Net realized and unrealized gains (losses) on investments	8,800,403

Net increase in net assets resulting from operations	$9,483,261

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo VT Index Asset Allocation Fund	Statement of changes in net assets

	Year ended December 31, 2017		Year ended December 31, 2016

Operations
Net investment income		$682,858		$749,200
Net realized gains on investments		4,968,552		3,516,592
Net change in unrealized gains (losses) on investments		3,831,851		1,691,580

Net increase in net assets resulting from operations		9,483,261		5,957,372

Distributions to shareholders from
Net investment income – Class 2		(608,003)		(720,605)
Net realized gains – Class 2		(3,450,453)		(2,289,129)

Total distributions to shareholders		(4,058,456)		(3,009,734)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	146,463	2,893,484	333,800	6,245,984
Reinvestment of distributions – Class 2	207,706	4,058,456	162,349	3,009,734
Payment for shares redeemed – Class 2	(601,794)	(11,926,259)	(653,618)	(12,192,875)

Net decrease in net assets resulting from capital share transactions		(4,974,319)		(2,937,157)

Total increase in net assets		450,486		10,481

Net assets
Beginning of period		81,505,480		81,494,999

End of period		$81,955,966		$81,505,480

Undistributed net investment income		$77,063		$2,500

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Index Asset Allocation Fund	33

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.16	$18.47	$18.43	$15.85	$13.47
Net investment income	0.17	0.17	0.18	0.27	0.24
Net realized and unrealized gains on investments	2.12	1.21	0.05	2.57	2.39

Total from investment operations	2.29	1.39	0.23	2.84	2.63
Distributions to shareholders from
Net investment income	(0.15)	(0.17)	(0.19)	(0.26)	(0.25)
Net realized gains	(0.85)	(0.53)	0.00	0.00	0.00

Total distributions to shareholders	(1.00)	(0.70)	(0.19)	(0.26)	(0.25)
Net asset value, end of period	$20.45	$19.16	$18.47	$18.43	$15.85
Total return[1]	12.25%	7.67%	1.25%	18.06%	19.63%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.10%	1.10%	1.02%	1.11%
Net expenses	1.00%	1.00%	1.00%	0.99%	1.00%
Net investment income	0.86%	0.93%	0.95%	1.58%	1.57%
Supplemental data
Portfolio turnover rate	10%	15%	44%	3%	11%
Net assets, end of period (000s omitted)	$81,956	$81,505	$81,495	$92,146	$86,935

[1]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo VT Index Asset Allocation Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

Notes to financial statements	Wells Fargo VT Index Asset Allocation Fund	35

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliated securities on the Statement of Operations.

Futures contracts

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

36	Wells Fargo VT Index Asset Allocation Fund	Notes to financial statements

As of December 31, 2017, the aggregate cost of all investments for federal income tax purposes was $59,941,239 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$24,144,204
Gross unrealized losses	(1,197,098)
Net unrealized gains	$22,947,106

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At December 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(292)	$292

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo VT Index Asset Allocation Fund	37

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$5,979,714	$0	$0	$5,979,714
Consumer staples	4,018,737	0	0	4,018,737
Energy	2,978,080	0	0	2,978,080
Financials	7,254,555	0	0	7,254,555
Health care	6,748,755	0	0	6,748,755
Industrials	4,994,873	0	0	4,994,873
Information technology	11,677,032	0	0	11,677,032
Materials	1,470,098	0	0	1,470,098
Real estate	1,417,755	0	0	1,417,755
Telecommunication services	1,013,310	0	0	1,013,310
Utilities	1,440,772	0	0	1,440,772

Rights
Consumer staples	0	12	0	12

U.S. Treasury securities	32,053,305	0	0	32,053,305

Short-term investments
Investment companies	1,676,790	0	0	1,676,790
U.S. Treasury securities	99,795	0	0	99,795
Investments measured at net asset value*				17,600
	82,823,571	12	0	82,841,183
Futures contracts	1,150	0	0	1,150
Total assets	$82,824,721	$12	$0	$82,842,333
Liabilities
Futures contracts	$14,892	$0	$0	$14,892
Total liabilities	$14,892	$0	$0	$14,892

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $17,600 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At December 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.60% and declining to 0.43% as the average daily net assets of the Fund increase. For the year ended December 31, 2017, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

38	Wells Fargo VT Index Asset Allocation Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fee

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Out-of-pocket reimbursements

During the year ended December 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $75 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$7,296,352	$1,102,796	$6,138,930	$9,288,064

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2017, the Fund entered into futures contracts for to gain market exposure to certain asset classes consistent with an active asset allocation strategy. The Fund had an average notional amount of $887,526 and $7,241,811 in long and short futures contracts, respectively, during the year ended December 31, 2017.

Notes to financial statements	Wells Fargo VT Index Asset Allocation Fund	39

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Interest rate risk	Receivable for daily variation margin on open futures contracts	$1,150	*	Payable for daily variation margin on open futures contracts	$14,625	*
Equity risk	Receivable for daily variation margin on open futures contracts	0	*	Payable for daily variation margin on open futures contracts	267	*
		$1,150			$14,892

*	Only the current day’s variation margin as of December 31, 2017 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$39,061	$578
Interest rate risk	(23,538)	44,531
	$15,523	$45,109

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Goldman Sachs	$1,150	$(1,150)	$0	$0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Goldman Sachs	$14,892	$(1,150)	$(13,742)	$0
[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

40	Wells Fargo VT Index Asset Allocation Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended December 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year ended December 31
	2017	2016
Ordinary income	$1,035,487	$720,605
Long-term capital gain	3,022,969	2,289,129

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$112,100	$4,889,636	$22,947,106

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo VT Index Asset Allocation Fund	41

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo VT Index Asset Allocation Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 26, 2018

42	Wells Fargo VT Index Asset Allocation Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 93.57% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $3,022,969 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2017.

For the fiscal year ended December 31, 2017, 19.53% of the dividends distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800- 260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo VT Index Asset Allocation Fund	43

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Peter G. Gordon*** (Born 1942)	Trustee, since 1998; Chairman, from 2005 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

44	Wells Fargo VT Index Asset Allocation Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell**** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny***** (Born 1951)	Trustee since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson****** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock****** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman became Chair Liaison effective January 1, 2018.

***	Peter Gordon retired on December 31, 2017.

****	Olivia Mitchell became Chairman of the Governance Committee effective January 1, 2018.

*****	Timothy Penny became Chairman effective January 1, 2018.

******	James Polisson and Pamela Wheelock each became a Trustee effective January 1, 2018.

Other information (unaudited)	Wells Fargo VT Index Asset Allocation Fund	45

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

46	Wells Fargo VT Index Asset Allocation Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

308052 02-18 SAAVT2/AR148 12-17

Annual Report

December 31, 2017

Wells Fargo VT International Equity Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT International Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT International Equity Fund for the 12-month period that ended December 31, 2017. Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well. U.S. and international stocks performed similarly overall with returns of 21.83% and 27.19%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 3.54% and the Bloomberg Barclays Municipal Bond Index4 returned 5.45% as interest rates gradually rose over the period.

Investment markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. In March, the U.S. Federal Reserve (Fed) raised its target interest rate by a quarter percentage point to a range of 0.75% to 1.00%; with the Fed rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening of the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, investment markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT International Equity Fund	3

However, Fed officials also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Positive economic and market news continued through the fourth quarter.

During the fourth quarter, stock markets followed a steady, upward trajectory with no meaningful pullbacks, similar to their paths during the previous three quarters of the year. The extended rally was driven largely by reports of strong earnings and revenue surprises from many companies. Synchronous economic expansion worldwide with mild inflation provided a favorable environment for markets to rise with minimal volatility. Data released during the quarter reflected a healthy U.S. economy. Third-quarter economic output grew at a 3.2% annual rate. Hiring remained solid during the quarter; the hiring pace pushed the unemployment rate down to a 17-year low of 4.1% in October, and it remained at 4.1% for both November and December. Fed officials began unwinding the Fed’s $4.5 trillion portfolio of bonds and other assets in October as planned, and in December they raised the target for the federal funds rate to a range of 1.25% to 1.50%. As a result, long-term interest rates in the U.S. continued trending upward, although the 10-year rate remained below 2.5%. Outside the U.S., economies continued to strengthen. In December, the Organisation for Economic Co-operation and Development (OECD) reported that the global economy has been expanding at its fastest rate since 2010; all 45 countries the OECD follows were on track to expand for 2017. International economies have benefited from catalysts such as economic stimulus, improving employment, increased investment, and accelerated trade growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969. We are available 24 hours a day, 7 days a week.

4	Wells Fargo VT International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Venkateshwar Lal‡

Dale A. Winner, CFA®

Average annual total returns (%) as of December 31, 20171

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	8-17-1998	24.86	8.42	1.64	0.96	0.70
Class 2	7-31-2002	24.34	8.14	1.39	1.21	0.95
MSCI ACWI ex USA Index (Net)[4]	–	27.19	6.80	1.84	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT International Equity Fund	5

Growth of $10,000 investment as of December 31, 2017[5]

‡	Mr. Lal became a portfolio manager of the Fund on June 30, 2017.

[1]	Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen VA International Equity Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through April 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.69% for Class 1 and 0.94% for Class 2. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The chart compares the performance of Class 2 shares for the most recent ten years with the MSCI ACWI ex USA Index (Net). The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

6	Wells Fargo VT International Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the MSCI ACWI ex USA Index (Net), for the 12-month period that ended December 31, 2017.

∎	For the one-year period, positive sector performance attribution included investments in diversified financials, telecommunication services, consumer staples, and materials stocks, which were collectively outweighed by negative attribution from underweights to information technology (IT) and real estate stocks and selected consumer discretionary and financials stocks as well as negative results from partial hedges of European currency exposures and cash balances.

∎	The Fund had its largest country weights in German, Japanese, South Korea, Swiss, U.K., Dutch, Italian, U.S., French, Chinese/Hong Kong companies, where the management team believed it uncovered undervalued investments.

Ten largest holdings (%) as of December 31, 2017[6]
CIMB Group Holdings Bhd	3.66
Hitachi Limited	3.60
Eni SpA	3.51
Nomura Holdings Incorporated	3.47
DNB ASA	3.44
Vodafone Group plc	3.34
Novartis AG	3.27
UniCredit SpA	3.15
Compagnie de Saint-Gobain SA	3.10
Cosan Limited Class A	3.08

Stock selection drove Fund performance amid volatility.

In an environment of sustained outperformance of international equities relative to U.S. equities and intersector performance dispersion throughout the year, the investment team continued in their fundamental research approach to maximize attractive long-term opportunities: searching for nonconsensus values around the globe; maintaining a focus on overall investment risk management; and rebalancing infrequently, doing so only to capture unusual stock market or company-specific price movements for investors’ potential benefit by marrying fundamental stock-picking with macro and risk research. The largest sector allocations include financials, industrial, telecommunications services, energy, and health care with notable underweights to consumer, real estate, utilities, and IT stocks.

During the period, selected stocks detracted from portfolio performance, including JBS S.A.;* UniCredit S.p.A.; Coca-Cola Bottlers Japan Holdings Incorporated;* Mitsui Fudosan Company, Limited;* Frontline Limited;* Daiwa Securities Group Incorporated; and Xinyi Solar Holdings Limited. While the underperformance associated with these and other investments caused the performance of the portfolio to trail that of the benchmark, the investment team generated returns in regions and countries globally that were positive on an absolute basis and, in selected instances, on a relative basis when compared to their counterparts in the index. Negative performance attribution originated from investments in Italy, Japan, China/Hong Kong, Brazil, France, Norway, and Switzerland, and positive country attribution was generated by holdings in the U.K., Canada, South Korea, the U.S., the Netherlands, Malaysia, and Russia. Some of the best stock performances came from stocks such as Man Group plc; Kweichow Moutai Company, Limited; SK Telecom Company, Limited; Hana Financial Group Incorporated; Vodafone Group Plc; CIMB Group Holdings Berhad; and Lundin Mining Corporation. The persistent underperformance of value stocks relative to more momentum-oriented growth international stocks during the past year, especially during the first half of 2017, provided some headwind to performance.

Sector distribution as of December 31, 2017[7]

Country allocation as of December 31, 2017[7]

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT International Equity Fund	7

Regionally, divergent and compelling investment opportunities are emerging.

This Fund is concentrated in stock holdings across Europe, Japan, and selected emerging markets, with positioning predicated on cheaper equity valuations (on an absolute and relative basis), greater earning power (with operational leverage to global economic recovery), and more accommodative public policies (across monetary, fiscal, and structural reforms).

A number of themes come from marrying the core of our micro research with macro research, including undervalued European financials with excess capital; undervalued cyclicals with self-help catalysts in Europe, Japan, and the Americas; and undervalued telecommunication services cash cows, those businesses that generate a steady income or profit, particularly in emerging markets.

In Europe, opportunities arose based on stock-specific fundamentals largely improving from indications of a cyclical economic recovery and important self-help restructuring, as companies engaged in business portfolio reshaping and earnings normalization through the implementation of operational efficiencies. Our larger position weights include investments such as Eni S.p.A., DNB ASA, Novartis AG, UniCredit, S.p.A. Compagnie de Saint-Gobain S.A., Bayer AG, OCI N.V., and Koninklijke Philips N.V. in continental Europe as well as Vodafone Group, BP p.l.c., and UBM plc* in the U.K. While we expect the European Central Bank to consider tapering its accommodation potentially as early as 2019, the central bank continues to engage in significant quantitative easing and extend the duration of expected asset purchases, thereby adding to liquidity in local markets.

In Japan, signs of corporate governance reform continued to be visible as Abenomics, the economic policies under Japan Prime Minister Shinzo Abe, continued to expand. Top portfolio holdings include Hitachi, Limited; Nomura Holdings, Incorporated; Mitsubishi UFJ Financial Group, Incorporated; and Daiwa Securities Group Incorporated, under the backdrop of a watchful and active Bank of Japan and ongoing fiscal stimulus complementing reflationary public policies.

More than one quarter of the portfolio is invested in selected stocks considered to represent value in emerging markets, avoiding those deemed emerging-market value traps. Investments in Hong Kong/China represented the most significant emerging-market exposure, specifically in undervalued stocks benefiting from the country’s transition to a more consumer-oriented society—for example, China Mobile Limited; Hollysys Automation Technologies Limited; Shanghai Pharmaceuticals Holding Company, Limited; and Xinyi Glass Holdings Limited. South Korean holdings include SK Telecom; Hana Financial Group; and Samsung Electronics Company, Limited. In addition, the Fund owns holdings in Malaysia (CIMB Group Holdings), Brazil (Cosan S.A.), South Africa (Sasol Limited), and Russia (Mobile TeleSystems OJSC).

Portfolio currency hedges are on the lower end of the Fund’s historical size range, given strengthening economic recoveries around the world, raising those currencies’ forward interest-rate differentials, and unlike in past years, the investment team believes that currently there is an absence of a strong U.S. dollar exchange-rate policy articulated by a U.S. administration speaking with one voice. As such, the Fund currently has only partial hedges of British pound exposure and more limited hedges versus the euro.

We continue to adhere to our investment process while remaining mindful of risks.

We expect that the equity and currency volatility across developed and emerging markets that was evident in years past will persist during 2018 as economies, central banks, and other public policy officials attempt to adjust from long-term deleveraging and economic imbalances—and, in particular, rising geopolitical volatility. We remain mindful of these risks globally and look forward to adapting our portfolio as opportunities arise in quarters to come.

Please see footnotes on page 5.

8	Wells Fargo VT International Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2017	Ending account value 12-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,122.45	$3.69	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52	0.69%
Class 2
Actual	$1,000.00	$1,119.10	$5.02	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79	0.94%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2017	Wells Fargo VT International Equity Fund	9

Security name	Shares	Value

Common Stocks: 92.36%

Brazil: 3.08%
Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels)	1,097,736	$10,648,039

Canada: 1.90%
Lundin Mining Corporation (Materials, Metals & Mining)	991,851	6,596,559

China: 7.72%
China Everbright Limited (Financials, Capital Markets)	1,566,000	3,503,674
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	840,500	8,525,650
Hollysys Automation Technologies Limited (Information Technology, Electronic Equipment, Instruments & Components)	349,153	7,775,637
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	2,558,900	6,927,144

		26,732,105

France: 5.62%
Compagnie de Saint-Gobain SA (Industrials, Building Products)	194,406	10,725,198
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	502,039	8,719,322

		19,444,520

Germany: 11.89%
Bayer AG (Health Care, Pharmaceuticals)	78,833	9,837,123
Ceconomy AG (Consumer Discretionary, Specialty Retail)	289,018	4,371,137
Metro AG (Consumer Staples, Food & Staples Retailing)	259,783	5,189,813
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	30,482	6,610,715
Rheinmetall AG (Industrials, Industrial Conglomerates)	30,844	3,917,313
SAP SE (Information Technology, Software)	54,112	6,067,358
Siemens AG (Industrials, Industrial Conglomerates)	36,988	5,154,740

		41,148,199

Hong Kong: 1.89%
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	5,024,000	6,546,180

Italy: 6.99%
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	734,686	12,164,872
Prysmian SpA (Industrials, Electrical Equipment)	35,040	1,143,142
UniCredit SpA (Financials, Banks)	582,703	10,892,847

		24,200,861

Japan: 10.70%
Daiwa Securities Group Incorporated (Financials, Capital Markets)	832,000	5,219,799
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,598,000	12,450,714
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	1,003,300	7,358,572
Nomura Holdings Incorporated (Financials, Capital Markets)	2,033,200	12,001,609

		37,030,694

Malaysia: 3.66%
CIMB Group Holdings Bhd (Financials, Banks)	7,839,420	12,668,596

Netherlands: 10.35%
Koninklijke Philips NV (Industrials, Industrial Conglomerates)	233,034	8,818,763
NN Group NV (Financials, Insurance)	188,997	8,190,857

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT International Equity Fund	Portfolio of investments—December 31, 2017

Security name		Shares	Value

Netherlands (continued)
OCI NV (Materials, Chemicals) †«		375,114	$9,465,188
Sensata Technologies Holding NV (Industrials, Electrical Equipment) †		183,129	9,359,723

			35,834,531

Norway: 3.43%
DNB ASA (Financials, Banks)		642,003	11,892,999

Russia: 1.77%
Mobile TeleSystems PJSC ADR (Telecommunication Services, Wireless Telecommunication Services)		602,209	6,136,510

South Africa: 2.60%
Sasol Limited (Materials, Chemicals)		260,560	9,017,303

South Korea: 5.04%
Hana Financial Group Incorporated (Financials, Banks)		124,937	5,811,837
Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A		2,013	2,411,574
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)		36,995	9,226,720

			17,450,131

Switzerland: 3.76%
Novartis AG (Health Care, Pharmaceuticals)		133,712	11,306,756
Zurich Insurance Group AG (Financials, Insurance)		5,604	1,705,728

			13,012,484

United Kingdom: 11.09%
BP plc (Energy, Oil, Gas & Consumable Fuels)		1,362,622	9,616,348
Man Group plc (Financials, Capital Markets)		1,863,037	5,201,808
Smiths Group plc (Industrials, Industrial Conglomerates)		164,274	3,304,741
United Business Media plc (Consumer Discretionary, Media)		863,427	8,708,202
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		3,644,756	11,564,280

			38,395,379

United States: 0.87%
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)		17,730	3,000,448

Total Common Stocks (Cost $271,577,636)			319,755,538

Exchange-Traded Funds: 2.49%

United States: 2.49%
iShares MSCI ACWI ex US ETF «		172,625	8,622,619

Total Exchange-Traded Funds (Cost $8,479,498)			8,622,619

	Expiration date

Participation Notes: 0.77%

China: 0.77%
HSBC Bank plc (Kweichow Moutai Company Limited Class A) (Consumer Staples, Beverages) †144A(a)	2-19-2019	24,658	2,641,079

Total Participation Notes (Cost $843,484)			2,641,079

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT International Equity Fund	11

Security name	Yield	Shares	Value

Short-Term Investments: 7.02%

Investment Companies: 7.02%
Securities Lending Cash Investment LLC (l)(r)(u)	1.57%	12,050,503	$12,051,708
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.19	12,257,057	12,257,057

Total Short-Term Investments (Cost $24,308,740)			24,308,765

Total investments in securities (Cost $305,209,358)	102.64%	355,328,001
Other assets and liabilities, net	(2.64)	(9,124,940)

Total net assets	100.00%	$346,203,061

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty¤¤	Settlement date	Unrealized gains	Unrealized losses
19,187,773 USD	16,220,000 EUR	Goldman Sachs	1-30-2018	$0	$(304,094)
14,943,032 USD	11,129,500 GBP	Morgan Stanley	3-12-2018	0	(116,599)

				$0	$(420,693)

¤¤	Transactions can only be closed with the originating counterparty.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	5,277,239	109,494,606	102,721,342	12,050,503	$157	$(156)	$158,698	$12,051,708
Wells Fargo Government Money Market Fund Select Class	35,731,501	124,645,029	148,119,473	12,257,057	0	0	150,365	12,257,057

					$157	$(156)	$309,063	$24,308,765	7.02%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT International Equity Fund	Statement of assets and liabilities—December 31, 2017

Assets
Investments in unaffiliated securities (including $11,716,712 of securities loaned), at value (cost $280,900,618)	$331,019,236
Investments in affiliated securities, at value (cost $24,308,740)	24,308,765
Cash segregated for forward foreign currency contracts	280,000
Foreign currency, at value (cost $205,285)	206,904
Receivable for investments sold	3,485,737
Receivable for Fund shares sold	11,746
Receivable for dividends	1,151,066
Receivable for securities lending income	13,502
Prepaid expenses and other assets	4,636

Total assets	360,481,592

Liabilities
Payable upon receipt of securities loaned	12,051,470
Payable for investments purchased	1,338,851
Unrealized losses on forward foreign currency contracts	420,693
Management fee payable	163,589
Payable for Fund shares redeemed	160,064
Distribution fee payable	68,929
Administration fees payable	23,993
Due to custodian bank	21,801
Trustees’ fees and expenses payable	2,905
Accrued expenses and other liabilities	26,236

Total liabilities	14,278,531

Total net assets	$346,203,061

NET ASSETS CONSIST OF
Paid-in capital	$269,064,064
Undistributed net investment income	11,540,416
Accumulated net realized gains on investments	15,825,097
Net unrealized gains on investments	49,773,484

Total net assets	$346,203,061

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$28,000,597
Shares outstanding – Class 1[1]	5,242,781
Net asset value per share – Class 1	$5.34
Net assets – Class 2	$318,202,464
Shares outstanding – Class 2[1]	59,159,555
Net asset value per share – Class 2	$5.38

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2017	Wells Fargo VT International Equity Fund	13

Investment income
Dividends (net of foreign withholding taxes of $1,107,699)	$10,032,706
Income from affiliated securities	309,063

Total investment income	10,341,769

Expenses
Management fee	2,654,973
Administration fees
Class 1	21,291
Class 2	244,206
Distribution fee
Class 2	763,144
Custody and accounting fees	94,144
Professional fees	45,667
Shareholder report expenses	42,300
Trustees’ fees and expenses	20,916
Other fees and expenses	17,087

Total expenses	3,903,728
Less: Fee waivers and/or expense reimbursements	(850,669)

Net expenses	3,053,059

Net investment income	7,288,710

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	32,693,387
Affiliated securities	157
Forward foreign currency contract transactions	(1,279,275)

Net realized gains on investments	31,414,269

Net change in unrealized gains (losses) on:
Unaffiliated securities	35,040,647
Affiliated securities	(156)
Forward foreign currency contract transactions	(1,096,573)

Net change in unrealized gains (losses) on investments	33,943,918

Net realized and unrealized gains (losses) on investments	65,358,187

Net increase in net assets resulting from operations	$72,646,897

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT International Equity Fund	Statement of changes in net assets

	Year ended December 31, 2017		Year ended December 31, 2016

Operations
Net investment income		$7,288,710		$7,034,171
Net realized gains (losses) on investments		31,414,269		(6,282,005)
Net change in unrealized gains (losses) on investments		33,943,918		9,162,899

Net increase in net assets resulting from operations		72,646,897		9,915,065

Distributions to shareholders from
Net investment income
Class 1		(806,868)		(793,355)
Class 2		(8,561,142)		(8,065,124)
Net realized gains
Class 1		0		(1,930,040)
Class 2		0		(21,828,958)

Total distributions to shareholders		(9,368,010)		(32,617,477)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	376,263	1,876,925	428,691	1,873,330
Class 2	962,895	4,831,998	3,816,908	16,773,542

		6,708,923		18,646,872

Reinvestment of distributions
Class 1	164,667	806,868	694,743	2,723,395
Class 2	1,733,025	8,561,142	7,549,011	29,894,082

		9,368,010		32,617,477

Payment for shares redeemed
Class 1	(992,988)	(4,886,469)	(1,710,735)	(7,542,633)
Class 2	(8,469,095)	(42,031,034)	(7,426,109)	(32,722,984)

		(46,917,503)		(40,265,617)

Net increase (decrease) in net assets resulting from capital share transactions		(30,840,570)		10,998,732

Total increase (decrease) in net assets		32,438,317		(11,703,680)

Net assets
Beginning of period		313,764,744		325,468,424

End of period		$346,203,061		$313,764,744

Undistributed net investment income		$11,540,416		$8,685,137

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT International Equity Fund	15

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2017	2016	2015	2014	2013
Net asset value, beginning of period	$4.41	$4.82	$4.92	$5.48	$4.94
Net investment income	0.12 [1]	0.11 [1]	0.11 [1]	0.18 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	0.96	(0.01)	0.02	(0.46)	0.82

Total from investment operations	1.08	0.10	0.13	(0.28)	0.94
Distributions to shareholders from
Net investment income	(0.15)	(0.15)	(0.23)	(0.16)	(0.13)
Net realized gains	0.00	(0.36)	0.00	(0.12)	(0.27)

Total distributions to shareholders	(0.15)	(0.51)	(0.23)	(0.28)	(0.40)
Net asset value, end of period	$5.34	$4.41	$4.82	$4.92	$5.48
Total return[2]	24.86%	3.25%	2.30%	(5.30)%	19.94%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.95%	0.95%	0.94%	0.95%
Net expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income	2.41%	2.49%	2.04%	3.44%	2.36%
Supplemental data
Portfolio turnover rate	55%	77%	34%	39%	32%
Net assets, end of period (000s omitted)	$28,001	$25,137	$30,254	$32,599	$42,021

[1]	Calculated based upon average shares outstanding

[2]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2017	2016	2015	2014	2013
Net asset value, beginning of period	$4.45	$4.84	$4.95	$5.50	$4.96
Net investment income	0.11 [1]	0.10	0.09 [1]	0.16	0.11 [1]
Net realized and unrealized gains (losses) on investments	0.96	0.00	0.01	(0.45)	0.82

Total from investment operations	1.07	0.10	0.10	(0.29)	0.93
Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.21)	(0.14)	(0.12)
Net realized gains	0.00	(0.36)	0.00	(0.12)	(0.27)

Total distributions to shareholders	(0.14)	(0.49)	(0.21)	(0.26)	(0.39)
Net asset value, end of period	$5.38	$4.45	$4.84	$4.95	$5.50
Total return[2]	24.34%	3.30%	1.80%	(5.35)%	19.52%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	2.18%	2.25%	1.77%	3.07%	2.08%
Supplemental data
Portfolio turnover rate	55%	77%	34%	39%	32%
Net assets, end of period (000s omitted)	$318,202	$288,628	$295,215	$310,909	$319,565

[1]	Calculated based upon average shares outstanding

[2]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo VT International Equity Fund	17

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT International Equity Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2017, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

18	Wells Fargo VT International Equity Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. dividends, voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliated securities on the Statement of Operations.

Notes to financial statements	Wells Fargo VT International Equity Fund	19

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2017, the aggregate cost of all investments for federal income tax purposes was $311,661,550 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$50,167,997
Gross unrealized losses	(6,922,239)
Net unrealized gains	$43,245,758

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to corporate actions and foreign currency transactions. At December 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$4,934,579	$(4,934,579)

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

20	Wells Fargo VT International Equity Fund	Notes to financial statements
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Brazil	$10,648,039	$0	$0	$10,648,039
Canada	6,596,559	0	0	6,596,559
China	26,732,105	0	0	26,732,105
France	19,444,520	0	0	19,444,520
Germany	41,148,199	0	0	41,148,199
Hong Kong	6,546,180	0	0	6,546,180
Italy	24,200,861	0	0	24,200,861
Japan	37,030,694	0	0	37,030,694
Malaysia	12,668,596	0	0	12,668,596
Netherlands	35,834,531	0	0	35,834,531
Norway	11,892,999	0	0	11,892,999
Russia	6,136,510	0	0	6,136,510
South Africa	9,017,303	0	0	9,017,303
South Korea	17,450,131	0	0	17,450,131
Switzerland	13,012,484	0	0	13,012,484
United Kingdom	38,395,379	0	0	38,395,379
United States	3,000,448	0	0	3,000,448

Exchange-traded funds
United States	8,622,619	0	0	8,622,619

Participation notes
China	0	2,641,079	0	2,641,079

Short-term investments
Investment companies	12,257,057	0	0	12,257,057
Investments measured at net asset value*				12,051,708
Total assets	$340,635,214	$2,641,079	$0	$355,328,001
Liabilities
Forward foreign currency contracts	$0	$420,693	$0	$420,693
Total liabilities	$0	$420,693	$0	$420,693

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $12,051,708 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo VT International Equity Fund	21

Forward foreign currency contracts are reported at their unrealized losses at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At December 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended December 31, 2017, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.69% for Class 1 shares and 0.94% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Out-of-pocket reimbursements

During the year ended December 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $288 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2017 were $169,425,758 and $180,803,639, respectively.

22	Wells Fargo VT International Equity Fund	Notes to financial statements

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2017, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $11,048,205 and $43,067,725 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended December 31, 2017.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Goldman Sachs	$304,094	$0	$(280,000)	$24,094
Morgan Stanley	116,599	0	0	116,599
[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty by derivative type.

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended December 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year ended December 31
	2017	2016
Ordinary income	$9,368,010	$9,315,372
Long-term capital gain	0	23,302,105

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$11,126,433	$22,697,982	$43,321,292

Notes to financial statements	Wells Fargo VT International Equity Fund	23

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo VT International Equity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo VT International Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 26, 2018

Other information (unaudited)	Wells Fargo VT International Equity Fund	25

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended December 31, 2017. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$854,186	$0.0133	100%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo VT International Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Peter G. Gordon*** (Born 1942)	Trustee, since 1998; Chairman, from 2005 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo VT International Equity Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell**** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny***** (Born 1951)	Trustee since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson****** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock****** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman became Chair Liaison effective January 1, 2018.

***	Peter Gordon retired on December 31, 2017.

****	Olivia Mitchell became Chairman of the Governance Committee effective January 1, 2018.

*****	Timothy Penny became Chairman effective January 1, 2018.

******	James Polisson and Pamela Wheelock each became a Trustee effective January 1, 2018.

28	Wells Fargo VT International Equity Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo VT International Equity Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

308053 02-18 SAAVT3/AR149 12-17

Annual Report

December 31, 2017

Wells Fargo VT Omega Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Omega Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT Omega Growth Fund for the 12-month period that ended December 31, 2017. Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well. U.S. and international stocks performed similarly overall with returns of 21.83% and 27.19%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 3.54% and the Bloomberg Barclays Municipal Bond Index4 returned 5.45% as interest rates gradually rose over the period.

Investment markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. In March, the U.S. Federal Reserve (Fed) raised its target interest rate by a quarter percentage point to a range of 0.75% to 1.00%; with the Fed rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening of the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, investment markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT Omega Growth Fund	3

However, Fed officials also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Positive economic and market news continued through the fourth quarter.

During the fourth quarter, stock markets followed a steady, upward trajectory with no meaningful pullbacks, similar to their paths during the previous three quarters of the year. The extended rally was driven largely by reports of strong earnings and revenue surprises from many companies. Synchronous economic expansion worldwide with mild inflation provided a favorable environment for markets to rise with minimal volatility. Data released during the quarter reflected a healthy U.S. economy. Third-quarter economic output grew at a 3.2% annual rate. Hiring remained solid during the quarter; the hiring pace pushed the unemployment rate down to a 17-year low of 4.1% in October, and it remained at 4.1% for both November and December. Fed officials began unwinding the Fed’s $4.5 trillion portfolio of bonds and other assets in October as planned, and in December they raised the target for the federal funds rate to a range of 1.25% to 1.50%. As a result, long-term interest rates in the U.S. continued trending upward, although the 10-year rate remained below 2.5%. Outside the U.S., economies continued to strengthen. In December, the Organisation for Economic Co-operation and Development (OECD) reported that the global economy has been expanding at its fastest rate since 2010; all 45 countries the OECD follows were on track to expand for 2017. International economies have benefited from catalysts such as economic stimulus, improving employment, increased investment, and accelerated trade growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969. We are available 24 hours a day, 7 days a week.

4	Wells Fargo VT Omega Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of December 31, 20171

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	3-6-1997	34.95	15.06	11.21	0.82	0.75
Class 2	7-31-2002	34.60	14.78	10.93	1.07	1.00
Russell 3000® Growth Index[4]	–	29.59	17.16	9.93	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Omega Growth Fund	5

Growth of $10,000 investment as of December 31, 2017[5]

[1]	Historical performance shown prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen VA Omega Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through April 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo VT Omega Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended December 31, 2017.

∎	Stock selection in the information technology (IT) and health care sectors contributed to the Fund’s results.

∎	Stock selection in the industrials and financials sectors detracted from relative performance.

Global stock markets rose sharply during 2017. Rising optimism due to synchronized global growth along with expectations for higher interest rates and U.S. tax reform were key drivers of the strong returns. Market leadership during the period primarily favored growth-oriented sectors, as these companies often have tended to command higher valuations during periods of improving economic conditions. Market volatility remained low during the period. This backdrop proved beneficial to the Fund’s positioning.

Despite recent signs of rising inflation, we have not significantly repositioned the Fund into cyclical sectors such as financials, materials, or energy. The Fund remains positioned toward companies with high visibility of earnings growth, which we believe may prove beneficial should economic conditions become more volatile.

Ten largest holdings (%) as of December 31, 2017[6]
Amazon.com Incorporated	5.66
Microsoft Corporation	4.86
Alphabet Incorporated Class A	3.83
Visa Incorporated Class A	3.77
UnitedHealth Group Incorporated	3.72
Facebook Incorporated Class A	2.39
The Home Depot Incorporated	2.36
Waste Connections Incorporated	2.17
Take-Two Interactive Software Incorporated	1.97
Salesforce.com Incorporated	1.90

The Fund benefited from stock selection in the IT and health care sectors.

Within the IT sector, stock selection in internet software and services and in software industries contributed to returns. Tencent Holdings Limited, which provides a fast-growing messaging application in China as well as mobile games, continued to post high sales growth as the company monetized its large user base by selling more advertising. Tencent’s shares followed positive sales and earnings revisions higher during the period. The Fund held a position in Tencent Holdings throughout the reporting period. Take-Two Interactive Software, Incorporated, a video-game developer and publisher, also contributed to the IT sector’s outperformance. Like many video-game software firms, Take-Two benefited from rising digital downloads and in-game monetization opportunities. These revenue streams tend to carry significantly higher profit margins, which meaningfully increased year-over-year gross margins and helped earnings grow well above consensus estimates. We have continued to maintain a position in Take-Two.

Within the health care sector, stock selection among health care providers contributed to returns. VCA Incorporated, which manages animal hospitals and provides pet-care services, agreed to be purchased by Mars, Incorporated, at the beginning of 2017. Consistent with our discipline, we exited the stock following the acquisition as shares approached our internal valuation target.

Sector distribution as of December 31, 2017[7]

Stock selection in the industrials sector negatively affected the Fund’s relative performance.

Among the Fund’s industrials holdings, Spirit Airlines, Incorporated, detracted from performance. Our thesis for adding the position in Spirit—an ultralow-cost airline that serves customers by offering low base fares—was predicated on our expectation that the company would be adding capacity in markets it did not yet serve. We also thought that Spirit could raise prices because of the pricing umbrella that resulted from industry consolidation and network rationalization. The company succeeded

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Omega Growth Fund	7

at increasing the amount of revenue generated per passenger; however, the industry’s pricing backdrop became more competitive. We remain committed to Spirit Airlines and have seen improvement in the share price but are monitoring fundamentals very closely. The Fund’s exposure to Acuity Brands, Incorporated—which provides lighting and building-management solutions and has a strong position in commercial LED solutions—also detracted from performance. Weak demand for short-cycle lighting projects caused the company to report disappointing results that led to a share-price decline. After reevaluating our investment thesis, we exited the position in favor of stocks in which we had higher conviction. The Fund’s position in HD Supply Holdings, Incorporated—a distributor of facilities-maintenance and construction supplies—weighed on performance as well. Higher investment costs in the facilities-maintenance segment caused quarterly results to miss expectations and sent the shares sharply lower. Upon further review of our investment thesis, we exited the position in HD Supply and reallocated the proceeds to investments in which we had higher conviction.

While we are cautious regarding the macro environment, we remain confident in the Fund’s positioning.

Looking ahead into 2018, we believe the market backdrop remains mostly constructive but retain a modestly higher level of caution. Volatility has stayed low, and the market has not experienced a decline in many months. For the time being, inflation expectations have overcome deflationary fears. Credit markets have remained calm, and capital has flowed freely at a low cost. Offsetting weakness in areas such as automobiles and mall-based retailers, domestic industries including housing, travel and leisure, e-commerce, and digital advertising have maintained relatively strong positions. Signs appear to point to an elongated business cycle marked by steady, if unspectacular, earnings growth and modestly higher interest rates. In our view, the U.S. economy seems poised to continue to expand, but at a more sluggish rate than many would like to see.

Scarcity of growth remains a key theme and, despite our increased caution, potentially could be a driver for continued positive returns. In this tepid macro environment, the number of companies capable of producing strong organic growth, from our perspective, has decreased. As the current business cycle continues to age, the market may look beyond companies that have benefited from a temporary investor preference for more economically sensitive investments. Therefore, it seems rational to us that companies with innovative products and the ability to grow earnings regardless of general economic conditions in the U.S. or globally likely may command a higher valuation given the scarcity of their attractive growth potential in the marketplace.

Please see footnotes on page 5.

8	Wells Fargo VT Omega Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2017	Ending account value 12-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,184.68	$4.13	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class 2
Actual	$1,000.00	$1,183.35	$5.50	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2017	Wells Fargo VT Omega Growth Fund	9

Security name	Shares	Value

Common Stocks: 99.00%

Consumer Discretionary: 17.63%

Auto Components: 0.92%
Aptiv plc	10,100	$856,783

Automobiles: 1.08%
Ferrari NV	9,600	1,006,464

Diversified Consumer Services: 3.08%
Adtalem Global Education Incorporated †	33,500	1,408,675
Bright Horizons Family Solutions Incorporated †	15,500	1,457,000

		2,865,675

Hotels, Restaurants & Leisure: 1.46%
Vail Resorts Incorporated	3,400	722,398
Wingstop Incorporated	16,192	631,164

		1,353,562

Internet & Direct Marketing Retail: 6.98%
Amazon.com Incorporated †	4,500	5,262,615
Netflix Incorporated †	6,400	1,228,544

		6,491,159

Media: 1.75%
Charter Communications Incorporated Class A †	2,900	974,284
Cinemark Holdings Incorporated	18,799	654,581

		1,628,865

Specialty Retail: 2.36%
The Home Depot Incorporated	11,600	2,198,548

Consumer Staples: 0.95%

Beverages: 0.95%
Monster Beverage Corporation †	13,900	879,731

Energy: 0.72%

Oil, Gas & Consumable Fuels: 0.72%
Pioneer Natural Resources Company	3,900	674,115

Financials: 4.75%

Capital Markets: 3.25%
Intercontinental Exchange Incorporated	22,600	1,594,656
Raymond James Financial Incorporated	16,006	1,429,336

		3,023,992

Consumer Finance: 1.50%
SLM Corporation †	123,500	1,395,550

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT Omega Growth Fund	Portfolio of investments—December 31, 2017

Security name	Shares	Value

Health Care: 11.17%

Biotechnology: 3.63%
Bioverativ Incorporated †	13,700	$738,704
Celgene Corporation †	12,166	1,269,644
Exelixis Incorporated †	19,500	592,800
Incyte Corporation †	3,300	312,543
Puma Biotechnology Incorporated †	4,700	464,595

		3,378,286

Health Care Equipment & Supplies: 3.33%
Baxter International Incorporated	10,800	698,112
Edwards Lifesciences Corporation †	7,500	845,325
Hologic Incorporated †	36,300	1,551,825

		3,095,262

Health Care Providers & Services: 4.21%
Amedisys Incorporated †	8,588	452,673
UnitedHealth Group Incorporated	15,700	3,461,222

		3,913,895

Industrials: 13.63%

Aerospace & Defense: 3.87%
BWX Technologies Incorporated	24,100	1,457,809
Harris Corporation	5,000	708,250
Mercury Computer Systems Incorporated †	28,000	1,437,800

		3,603,859

Airlines: 0.78%
Spirit Airlines Incorporated †	16,100	722,085

Commercial Services & Supplies: 3.78%
Cintas Corporation	9,600	1,495,968
Waste Connections Incorporated	28,446	2,017,959

		3,513,927

Electrical Equipment: 0.89%
Rockwell Automation Incorporated	4,200	824,670

Machinery: 1.86%
John Bean Technologies Corporation	6,000	664,800
Nordson Corporation	7,300	1,068,720

		1,733,520

Professional Services: 0.81%
TransUnion †	13,694	752,622

Trading Companies & Distributors: 1.64%
Univar Incorporated †	49,312	1,526,700

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT Omega Growth Fund	11

Security name	Shares	Value

Information Technology: 44.06%

Electronic Equipment, Instruments & Components: 0.79%
Littelfuse Incorporated	3,700	$731,934

Internet Software & Services: 12.88%
Alphabet Incorporated Class A †	3,380	3,560,492
Alphabet Incorporated Class C †	1,189	1,244,170
Box Incorporated Class A †	68,500	1,446,720
Facebook Incorporated Class A †	12,605	2,224,278
MercadoLibre Incorporated	4,300	1,353,038
Tencent Holdings Limited ADR «	27,400	1,422,608
Yandex NV Class A †	22,200	727,050

		11,978,356

IT Services: 12.59%
EPAM Systems Incorporated †	14,015	1,505,631
Euronet Worldwide Incorporated †	15,700	1,323,039
Fidelity National Information Services Incorporated	8,700	818,583
FleetCor Technologies Incorporated †	4,700	904,421
PayPal Holdings Incorporated †	6,900	507,978
Total System Services Incorporated	18,900	1,494,801
Visa Incorporated Class A	30,744	3,505,431
WEX Incorporated †	11,712	1,654,086

		11,713,970

Semiconductors & Semiconductor Equipment: 3.68%
Broadcom Limited	5,300	1,361,570
Infineon Technologies AG ADR	24,100	660,827
Teradyne Incorporated	33,500	1,402,645

		3,425,042

Software: 12.78%
Activision Blizzard Incorporated	14,300	905,476
Microsoft Corporation	52,800	4,516,512
Nintendo Company Limited	29,100	1,311,540
Salesforce.com Incorporated †	17,300	1,768,579
ServiceNow Incorporated †	6,850	893,172
Take-Two Interactive Software Incorporated †	16,700	1,833,326
The Ultimate Software Group Incorporated †	3,000	654,690

		11,883,295

Technology Hardware, Storage & Peripherals: 1.34%
NCR Corporation †	36,700	1,247,433

Materials: 4.79%

Chemicals: 1.72%
The Sherwin-Williams Company	3,900	1,599,156

Construction Materials: 1.64%
Vulcan Materials Company	11,900	1,527,603

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Omega Growth Fund	Portfolio of investments—December 31, 2017

Security name		Shares	Value

Containers & Packaging: 1.43%
Berry Plastics Group Incorporated †		22,600	$1,325,942

Real Estate: 0.47%

Equity REITs: 0.47%
SBA Communications Corporation †		2,700	441,072

Utilities: 0.83%

Water Utilities: 0.83%
Evoqua Water Technologies Company †		32,559	771,973

Total Common Stocks (Cost $62,943,379)			92,085,046

	Yield
Short-Term Investments: 1.18%

Investment Companies: 1.18%
Securities Lending Cash Investment LLC (l)(r)(u)	1.57%	551,145	551,200
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.19	549,089	549,089

Total Short-Term Investments (Cost $1,100,289)			1,100,289

Total investments in securities (Cost $64,043,668)	100.18%	93,185,335
Other assets and liabilities, net	(0.18)	(164,663)

Total net assets	100.00%	$93,020,672

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	1,178,682	33,765,734	34,393,271	551,145	$0	$0	$6,418	$551,200
Wells Fargo Government Money Market Fund Select Class	1,242,926	30,463,912	31,157,749	549,089	0	0	9,243	549,089

					$0	$0	$15,661	$1,100,289	1.18%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2017	Wells Fargo VT Omega Growth Fund	13

Assets
Investments in unaffiliated securities (including $540,135 of securities loaned), at value (cost $62,943,379)	$92,085,046
Investments in affiliated securities, at value (cost $1,100,289)	1,100,289
Cash	14,660
Receivable for investments sold	798,567
Receivable for Fund shares sold	20,731
Receivable for dividends	12,620
Receivable for securities lending income	611
Prepaid expenses and other assets	2,796

Total assets	94,035,320

Liabilities
Payable upon receipt of securities loaned	551,200
Payable for investments purchased	281,709
Payable for Fund shares redeemed	100,958
Management fee payable	44,341
Distribution fee payable	11,918
Administration fees payable	6,534
Trustees’ fees and expenses payable	2,438
Accrued expenses and other liabilities	15,550

Total liabilities	1,014,648

Total net assets	$93,020,672

NET ASSETS CONSIST OF
Paid-in capital	$54,242,256
Accumulated net investment loss	(1,558)
Accumulated net realized gains on investments	9,638,307
Net unrealized gains on investments	29,141,667

Total net assets	$93,020,672

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$38,686,872
Shares outstanding – Class 1[1]	1,334,614
Net asset value per share – Class 1	$28.99
Net assets – Class 2	$54,333,800
Shares outstanding – Class 2[1]	1,946,948
Net asset value per share – Class 2	$27.91

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Omega Growth Fund	Statement of operations—year ended December 31, 2017

Investment income
Dividends (net of foreign withholding taxes of $4,087)	$570,879
Income from affiliated securities	15,661

Total investment income	586,540

Expenses
Management fee	513,485
Administration fees
Class 1	29,331
Class 2	39,133
Distribution fee
Class 2	122,292
Custody and accounting fees	18,623
Professional fees	52,511
Shareholder report expenses	21,474
Trustees’ fees and expenses	20,350
Other fees and expenses	5,158

Total expenses	822,357
Less: Fee waivers and/or expense reimbursements	(58,208)

Net expenses	764,149

Net investment loss	(177,609)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	10,095,655
Net change in unrealized gains (losses) on investments	15,304,268

Net realized and unrealized gains (losses) on investments	25,399,923

Net increase in net assets resulting from operations	$25,222,314

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo VT Omega Growth Fund	15

	Year ended December 31, 2017		Year ended December 31, 2016

Operations
Net investment income (loss)		$(177,609)		$95,150
Net realized gains on investments		10,095,655		4,552,241
Net change in unrealized gains (losses) on investments		15,304,268		(4,610,891)

Net increase in net assets resulting from operations		25,222,314		36,500

Distributions to shareholders from
Net investment income
Class 1		(89,539)		0
Class 2		(5,604)		0
Net realized gains
Class 1		(1,142,282)		(1,928,811)
Class 2		(1,424,939)		(2,495,195)

Total distributions to shareholders		(2,662,364)		(4,424,006)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	120,268	3,106,930	88,558	1,932,932
Class 2	281,240	7,004,117	73,250	1,553,214

		10,111,047		3,486,146

Reinvestment of distributions
Class 1	47,341	1,231,821	89,214	1,928,811
Class 2	57,039	1,430,543	119,674	2,495,195

		2,662,364		4,424,006

Payment for shares redeemed
Class 1	(336,089)	(8,699,569)	(406,707)	(8,978,003)
Class 2	(387,758)	(9,670,121)	(413,059)	(8,813,207)

		(18,369,690)		(17,791,210)

Net decrease in net assets resulting from capital share transactions		(5,596,279)		(9,881,058)

Total increase (decrease) in net assets		16,963,671		(14,268,564)

Net assets
Beginning of period		76,057,001		90,325,565

End of period		$93,020,672		$76,057,001

Undistributed (accumulated) net investment income (loss)		$(1,558)		$93,586

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2017	2016	2015	2014	2013
Net asset value, beginning of period	$22.20	$23.30	$27.57	$32.78	$25.56
Net investment income (loss)	(0.02)[1]	0.10	(0.03)	(0.03)	(0.01)
Net realized and unrealized gains (losses) on investments	7.68	0.05	0.52	1.22	9.81

Total from investment operations	7.66	0.15	0.49	1.19	9.80
Distributions to shareholders from
Net investment income	(0.06)	0.00	0.00	0.00	(0.12)
Net realized gains	(0.81)	(1.25)	(4.76)	(6.40)	(2.46)

Total distributions to shareholders	(0.87)	(1.25)	(4.76)	(6.40)	(2.58)
Net asset value, end of period	$28.99	$22.20	$23.30	$27.57	$32.78
Total return[2]	34.95%	0.77%	1.62%	4.09%	40.22%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.79%	0.75%	0.79%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	(0.07)%	0.26%	(0.11)%	(0.10)%	(0.12)%
Supplemental data
Portfolio turnover rate	67%	90%	101%	88%	95%
Net assets, end of period (000s omitted)	$38,687	$33,373	$40,362	$47,210	$55,867

[1]	Calculated based upon average shares outstanding

[2]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Omega Growth Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.38	$22.54	$26.89	$32.19	$25.13
Net investment income (loss)	(0.08)	0.00 [1,2]	(0.09)	(0.10)	(0.12)
Net realized and unrealized gains (losses) on investments	7.39	0.09	0.50	1.20	9.68

Total from investment operations	7.31	0.09	0.41	1.10	9.56
Distributions to shareholders from
Net investment income	(0.00)[2]	0.00	0.00	0.00	(0.04)
Net realized gains	(0.78)	(1.25)	(4.76)	(6.40)	(2.46)

Total distributions to shareholders	(0.78)	(1.25)	(4.76)	(6.40)	(2.50)
Net asset value, end of period	$27.91	$21.38	$22.54	$26.89	$32.19
Total return[3]	34.60%	0.52%	1.34%	3.86%	39.88%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.07%	1.04%	1.00%	1.04%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.31)%	0.01%	(0.36)%	(0.35)%	(0.37)%
Supplemental data
Portfolio turnover rate	67%	90%	101%	88%	95%
Net assets, end of period (000s omitted)	$54,334	$42,684	$49,963	$59,035	$68,658

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT Omega Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Omega Growth Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo VT Omega Growth Fund	19

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2017, the aggregate cost of all investments for federal income tax purposes was $64,171,318 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$29,888,446
Gross unrealized losses	(874,429)
Net unrealized gains	$29,014,017

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At December 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$177,608	$(177,608)

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

20	Wells Fargo VT Omega Growth Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$16,401,056	$0	$0	$16,401,056
Consumer staples	879,731	0	0	879,731
Energy	674,115	0	0	674,115
Financials	4,419,542	0	0	4,419,542
Health care	10,387,443	0	0	10,387,443
Industrials	11,969,133	0	0	11,969,133
Information technology	41,688,280	0	0	41,688,280
Materials	4,452,701	0	0	4,452,701
Real estate	441,072	0	0	441,072
Utilities	771,973	0	0	771,973

Short-term investments
Investment companies	549,089	0	0	549,089
Investments measured at net asset value*				551,200
Total assets	$92,634,135	$0	$0	$93,185,335

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $551,200 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At December 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds

Notes to financial statements	Wells Fargo VT Omega Growth Fund	21

Management is entitled to receive an annual management fee starting at 0.60% and declining to 0.43% as the average daily net assets of the Fund increase. For the year ended December 31, 2017, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Out-of-pocket reimbursements

During the year ended December 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $71 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2017 were $57,064,514 and $65,450,741, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended December 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year ended December 31
	2017	2016
Ordinary income	$95,107	$0
Long-term capital gain	2,567,257	4,424,006

22	Wells Fargo VT Omega Growth Fund	Notes to financial statements

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$2,890,041	$6,875,916	$29,014,017

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo VT Omega Growth Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo VT Omega Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 26, 2018

24	Wells Fargo VT Omega Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $2,567,257 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo VT Omega Growth Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Peter G. Gordon*** (Born 1942)	Trustee, since 1998; Chairman, from 2005 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

26	Wells Fargo VT Omega Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell**** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny***** (Born 1951)	Trustee since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson****** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock****** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman became Chair Liaison effective January 1, 2018.

***	Peter Gordon retired on December 31, 2017.

****	Olivia Mitchell became Chairman of the Governance Committee effective January 1, 2018.

*****	Timothy Penny became Chairman effective January 1, 2018.

******	James Polisson and Pamela Wheelock each became a Trustee effective January 1, 2018.

Other information (unaudited)	Wells Fargo VT Omega Growth Fund	27

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

28	Wells Fargo VT Omega Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

308054 02-18 SAAVT5/AR151 12-17

Annual Report

December 31, 2017

Wells Fargo VT Opportunity Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Opportunity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT Opportunity Fund for the 12-month period that ended December 31, 2017. Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well. U.S. and international stocks performed similarly overall with returns of 21.83% and 27.19%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 3.54% and the Bloomberg Barclays Municipal Bond Index4 returned 5.45% as interest rates gradually rose over the period.

Investment markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. In March, the U.S. Federal Reserve (Fed) raised its target interest rate by a quarter percentage point to a range of 0.75% to 1.00%; with the Fed rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening of the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, investment markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT Opportunity Fund	3

However, Fed officials also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Positive economic and market news continued through the fourth quarter.

During the fourth quarter, stock markets followed a steady, upward trajectory with no meaningful pullbacks, similar to their paths during the previous three quarters of the year. The extended rally was driven largely by reports of strong earnings and revenue surprises from many companies. Synchronous economic expansion worldwide with mild inflation provided a favorable environment for markets to rise with minimal volatility. Data released during the quarter reflected a healthy U.S. economy. Third-quarter economic output grew at a 3.2% annual rate. Hiring remained solid during the quarter; the hiring pace pushed the unemployment rate down to a 17-year low of 4.1% in October, and it remained at 4.1% for both November and December. Fed officials began unwinding the Fed’s $4.5 trillion portfolio of bonds and other assets in October as planned, and in December they raised the target for the federal funds rate to a range of 1.25% to 1.50%. As a result, long-term interest rates in the U.S. continued trending upward, although the 10-year rate remained below 2.5%. Outside the U.S., economies continued to strengthen. In December, the Organisation for Economic Co-operation and Development (OECD) reported that the global economy has been expanding at its fastest rate since 2010; all 45 countries the OECD follows were on track to expand for 2017. International economies have benefited from catalysts such as economic stimulus, improving employment, increased investment, and accelerated trade growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at

wellsfargofunds.com, or call us directly at 1-800-260-5969. We are available 24 hours a day, 7 days a week.

4	Wells Fargo VT Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann M. Miletti

Christopher G. Miller, CFA®‡

Average annual total returns (%) as of December 31, 20171

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	8-26-2011	20.72	13.86	8.67	0.85	0.75
Class 2	5-8-1992	20.44	13.58	8.49	1.10	1.00
Russell 3000® Index[4]	–	21.13	15.58	8.60	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Opportunity Fund	5

Growth of $10,000 investment as of December 31, 2017[5]

‡	Mr. Miller became a portfolio manager of the Fund on March 1, 2017.

[1]	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns for Class 1 shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through April 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

6	Wells Fargo VT Opportunity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 3000® Index, for the 12-month period that ended December 31, 2017.

∎	The Fund’s holdings within the consumer discretionary and health care sectors detracted from performance during the period.

∎	Stock selection in the information technology (IT) and real estate sectors contributed to Fund performance during the period.

The U.S. stock market rallied and many stock market indices hit new all-time highs in each quarter of the reporting period. The Fund’s benchmark, the Russell 3000® Index, was no exception and had risen for nine straight quarters as of the end of the reporting period. Market volatility hit an all-time low during 2017, and larger-cap and growth stocks tended to outperform smaller-cap and value stocks.

A number of factors influenced the U.S. stock market during the period. From our perspective, the outcome of the November 2016 U.S. presidential election likely had the biggest impact; the U.S. stock market generally rallied from the last quarter of 2016 through the end of the reporting period as investors expected businesses to benefit from the new administration’s progrowth agenda of less regulation, lower taxes, and increased spending on infrastructure and defense. In December 2017, the U.S. Congress passed the Tax Cuts and Jobs Act of 2017 and President Trump signed it into law. The Fed raised its benchmark interest rate by 0.25% three times during the reporting period, most recently to a range of 1.25% to 1.50% at its December 2017 meeting. The Fed also released a fairly detailed outline of its plans to reduce the size of its $4.6 trillion balance sheet and began implementing the reduction.

Throughout all of the market and economic events that occurred during the reporting period and with our expectation of tighter U.S. monetary policy to come, we continued to seek well-positioned companies—those with good business models, strong management teams, and healthy cash flows—trading at attractive discounts to their private market valuations (PMVs). The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity.

Ten largest holdings (%) as of December 31, 2017[6]
Alphabet Incorporated Class C	3.75
E*TRADE Financial Corporation	2.86
Apple Incorporated	2.50
EOG Resources Incorporated	2.44
The Sherwin-Williams Company	2.42
PNC Financial Services Group Incorporated	2.30
Novartis AG ADR	2.29
salesforce.com Incorporated	2.25
KeyCorp	2.13
Oracle Corporation	2.12

Stock selection in the consumer discretionary and health care sectors negatively affected Fund performance.

The Fund’s consumer discretionary and health care holdings did not keep pace with their respective sectors within the Russell 3000® Index. In the consumer discretionary sector, an underexposure to the internet retailing group and allocation within multiline retail detracted from relative performance. Target Corporation* was a notable detractor within the Fund as the rising consumer preference for shopping online weighed on the retailer’s growth. Within the health care sector, holdings in biotechnology and health care services underperformed their peers within the index. Envision Healthcare Holdings, Incorporated—a provider of a variety of health care services—suffered from a negative shift in its revenue mix and challenges in adjusting its cost structure. Celgene Corporation—a biotechnology company that focuses on cancer and inflammatory diseases—declined due to pricing pressures, increased competition, and the discontinuation or delay of certain therapeutics in its pipeline.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Opportunity Fund	7

Sector distribution as of December 31, 2017[7]

Holdings within the IT and real estate sectors contributed to the Fund’s performance.

An overweight to and stock selection within the IT sector contributed to the Fund’s performance relative to the benchmark. The overweight proved beneficial as IT was the best-performing sector in the index for the period. A number of Fund holdings in the software and semiconductor industries delivered strong results. Red Hat, Incorporated, which provides open-source software that has benefited from the ongoing shift to cloud computing, rose 72% for the period on the continued strength of its core offerings and growth in its emerging-product category. Customer relationship management software company salesforce.com, incorporated, outperformed its peers on strong revenue growth, improved margins, and continued high-growth outlook. Broadcom Limited benefited from exposure to the iPhone product cycle and the announced acquisition of Brocade Communications Systems, Incorporated. Within the real estate sector, American Tower Corporation—an operator of wireless and broadcast communication towers in the U.S., Europe, Asia, and Latin America—outperformed industry peers. The company has experienced an increase in business activity, and investors anticipate that it may benefit from a ramp-up in deployment of new communication technologies and protocols.

Our methodology includes buying stocks at a discount to their estimated PMV and selling stocks as they approach or exceed the upper end of their PMV range.

Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the reporting period, our process led us to be overweight the IT, industrials, and financials sectors and underweight the utilities, consumer staples, and real estate sectors. Through our investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis. Our proprietary database of company acquisitions across industries, sectors, and time frames enables us to maintain a steady foundation for assessing the PMV of companies compared with their public stock prices. We strive to take advantage of those price discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMV.

These themes may prevail in 2018.

Looking ahead into 2018, interest rates, energy prices, the policies of the U.S. government, and the impact of tax reform likely may be themes that influence the overall market and the relative performance of the Fund. Now that tax reform has been accomplished, the U.S. administration may turn its sights to infrastructure spending, trade agreements, and further reduction of commercial business regulations. The Fed has signaled more rate hikes in 2018 if labor markets tighten further, global economic risks remain well balanced, and inflation measures hit the Fed’s target. Volatility in commodity prices and global currencies likely may continue to drive global stock markets.

Please see footnotes on page 5.

8	Wells Fargo VT Opportunity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2017	Ending account value 12-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,089.43	$3.95	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class 2
Actual	$1,000.00	$1,087.96	$5.26	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2017	Wells Fargo VT Opportunity Fund	9

Security name	Shares	Value

Common Stocks: 99.52%

Consumer Discretionary: 10.09%

Hotels, Restaurants & Leisure: 2.09%
Starbucks Corporation	72,721	$4,176,368

Internet & Direct Marketing Retail: 1.31%
Amazon.com Incorporated †	2,239	2,618,443

Media: 3.47%
Comcast Corporation Class A	98,707	3,953,215
Twenty-First Century Fox Incorporated Class B	87,318	2,979,290

		6,932,505

Multiline Retail: 1.76%
Dollar General Corporation	37,934	3,528,241

Specialty Retail: 1.46%
L Brands Incorporated	48,429	2,916,394

Consumer Staples: 3.72%

Food Products: 1.38%
The Hershey Company	24,268	2,754,661

Household Products: 1.24%
Church & Dwight Company Incorporated	49,192	2,467,963

Personal Products: 1.10%
The Estee Lauder Companies Incorporated Class A	17,317	2,203,415

Energy: 7.58%

Oil, Gas & Consumable Fuels: 7.58%
Concho Resources Incorporated †	18,208	2,735,206
EOG Resources Incorporated	45,251	4,883,035
Noble Energy Incorporated	82,960	2,417,454
Pioneer Natural Resources Company	11,632	2,010,591
RSP Permian Incorporated †	76,239	3,101,403

		15,147,689

Financials: 18.70%

Banks: 8.07%
KeyCorp	210,690	4,249,617
Pinnacle Financial Partners Incorporated	47,055	3,119,747
PNC Financial Services Group Incorporated	31,870	4,598,522
Webster Financial Corporation	74,198	4,166,960

		16,134,846

Capital Markets: 4.40%
E*TRADE Financial Corporation †	115,257	5,713,289
Intercontinental Exchange Incorporated	43,764	3,087,988

		8,801,277

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT Opportunity Fund	Portfolio of investments—December 31, 2017

Security name	Shares	Value

Insurance: 6.23%
Chubb Limited	27,929	$4,081,265
Marsh & McLennan Companies Incorporated	37,476	3,050,172
The Progressive Corporation	41,389	2,331,028
Willis Towers Watson plc	19,765	2,978,388

		12,440,853

Health Care: 15.92%

Biotechnology: 2.11%
Alexion Pharmaceuticals Incorporated †	12,778	1,528,121
Celgene Corporation †	25,729	2,685,078

		4,213,199

Health Care Equipment & Supplies: 2.75%
Medtronic plc	36,830	2,974,023
Zimmer Biomet Holdings Incorporated	20,825	2,512,953

		5,486,976

Health Care Providers & Services: 2.55%
Cigna Corporation	14,867	3,019,339
Envision Healthcare Corporation †	59,923	2,070,939

		5,090,278

Life Sciences Tools & Services: 4.59%
Agilent Technologies Incorporated	41,786	2,798,408
Bio-Rad Laboratories Incorporated Class A †	15,335	3,660,004
Thermo Fisher Scientific Incorporated	14,335	2,721,930

		9,180,342

Pharmaceuticals: 3.92%
Mylan NV †	77,169	3,265,020
Novartis AG ADR	54,435	4,570,363

		7,835,383

Industrials: 13.08%

Aerospace & Defense: 3.36%
Airbus SE	29,451	2,932,951
Lockheed Martin Corporation	11,811	3,791,922

		6,724,873

Airlines: 1.32%
United Continental Holdings Incorporated †	39,164	2,639,654

Building Products: 1.67%
Johnson Controls International plc	87,663	3,340,836

Commercial Services & Supplies: 1.28%
Republic Services Incorporated	37,858	2,559,579

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT Opportunity Fund	11

Security name	Shares	Value

Machinery: 4.53%
Colfax Corporation †	83,261	$3,298,801
Gardner Denver Holdings Incorporated †	93,631	3,176,900
The Timken Company	52,304	2,570,742

		9,046,443

Road & Rail: 0.92%
Hertz Global Holdings Incorporated «†	83,091	1,836,311

Information Technology: 23.82%

Electronic Equipment, Instruments & Components: 1.73%
Amphenol Corporation Class A	39,444	3,463,183

Internet Software & Services: 5.50%
Alphabet Incorporated Class C †	7,161	7,493,270
Facebook Incorporated Class A †	19,785	3,491,261

		10,984,531

IT Services: 3.53%
Fidelity National Information Services Incorporated	32,740	3,080,507
MasterCard Incorporated Class A	26,292	3,979,557

		7,060,064

Semiconductors & Semiconductor Equipment: 3.89%
Broadcom Limited	14,022	3,602,252
Texas Instruments Incorporated	39,950	4,172,378

		7,774,630

Software: 6.67%
Check Point Software Technologies Limited †	19,004	1,969,194
Oracle Corporation	89,670	4,239,598
Red Hat Incorporated †	21,829	2,621,663
salesforce.com Incorporated †	43,950	4,493,009

		13,323,464

Technology Hardware, Storage & Peripherals: 2.50%
Apple Incorporated	29,462	4,985,854

Materials: 5.27%

Chemicals: 2.42%
The Sherwin-Williams Company	11,805	4,840,522

Metals & Mining: 2.85%
Goldcorp Incorporated	156,681	2,000,816
Steel Dynamics Incorporated	85,584	3,691,238

		5,692,054

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Opportunity Fund	Portfolio of investments—December 31, 2017

Security name		Shares	Value

Real Estate: 1.34%

Equity REITs: 1.34%
American Tower Corporation		18,702	$2,668,214

Total Common Stocks (Cost $146,239,001)			198,869,045

	Yield
Short-Term Investments: 1.56%

Investment Companies: 1.56%
Securities Lending Cash Investment LLC (l)(r)(u)	1.57%	1,834,271	1,834,455
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.19	1,281,721	1,281,721

Total Short-Term Investments (Cost $3,116,176)			3,116,176

Total investments in securities (Cost $149,355,177)	101.08%	201,985,221
Other assets and liabilities, net	(1.08)	(2,150,391)

Total net assets	100.00%	$199,834,830

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	1,415,259	49,534,351	49,115,339	1,834,271	$30	$0	$11,404	$1,834,455
Wells Fargo Government Money Market Fund Select Class	3,604,061	38,546,971	40,869,311	1,281,721	0	0	19,342	1,281,721

					$30	$0	$30,746	$3,116,176	1.56%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2017	Wells Fargo VT Opportunity Fund	13

Assets
Investments in unaffiliated securities (including $1,743,690 of securities loaned), at value (cost $146,239,001)	$198,869,045
Investments in affiliated securities, at value (cost $3,116,176)	3,116,176
Receivable for Fund shares sold	14,271
Receivable for dividends	152,643
Receivable for securities lending income	763
Prepaid expenses and other assets	2,863

Total assets	202,155,761

Liabilities
Payable upon receipt of securities loaned	1,834,244
Payable for Fund shares redeemed	168,834
Due to custodian bank	121,557
Management fee payable	104,005
Distribution fee payable	36,407
Administration fees payable	14,030
Trustees’ fees and expenses payable	2,486
Accrued expenses and other liabilities	39,368

Total liabilities	2,320,931

Total net assets	$199,834,830

NET ASSETS CONSIST OF
Paid-in capital	$129,713,862
Undistributed net investment income	432,141
Accumulated net realized gains on investments	17,058,783
Net unrealized gains on investments	52,630,044

Total net assets	$199,834,830

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$33,843,059
Shares outstanding – Class 1[1]	1,251,209
Net asset value per share – Class 1	$27.05
Net assets – Class 2	$165,991,771
Shares outstanding – Class 2[1]	6,116,401
Net asset value per share – Class 2	$27.14

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Opportunity Fund	Statement of operations—year ended December 31, 2017

Investment income
Dividends (net of foreign withholding taxes of $17,033)	$2,277,530
Income from affiliated securities	30,746

Total investment income	2,308,276

Expenses
Management fee	1,365,754
Administration fees
Class 1	26,593
Class 2	129,493
Distribution fee
Class 2	404,666
Custody and accounting fees	21,016
Professional fees	47,359
Shareholder report expenses	58,054
Trustees’ fees and expenses	20,771
Other fees and expenses	6,315

Total expenses	2,080,021
Less: Fee waivers and/or expense reimbursements	(212,048)

Net expenses	1,867,973

Net investment income	440,303

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	18,015,572
Affiliated securities	30

Net realized gains on investments	18,015,602
Net change in unrealized gains (losses) on investments	18,001,678

Net realized and unrealized gains (losses) on investments	36,017,280

Net increase in net assets resulting from operations	$36,457,583

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo VT Opportunity Fund	15

	Year ended December 31, 2017		Year ended December 31, 2016

Operations
Net investment income		$440,303		$842,470
Net realized gains on investments		18,015,602		16,133,502
Net change in unrealized gains (losses) on investments		18,001,678		5,589,001

Net increase in net assets resulting from operations		36,457,583		22,564,973

Distributions to shareholders from
Net investment income
Class 1		(307,324)		(757,684)
Class 2		(1,087,465)		(3,341,814)
Net realized gains
Class 1		(2,694,738)		(3,290,345)
Class 2		(13,073,633)		(16,591,308)

Total distributions to shareholders		(17,163,160)		(23,981,151)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	8,545	222,675	30,809	753,075
Class 2	140,928	3,674,333	154,196	3,770,003

		3,897,008		4,523,078

Reinvestment of distributions
Class 1	120,130	3,002,062	180,958	4,048,029
Class 2	564,187	14,161,098	887,494	19,933,122

		17,163,160		23,981,151

Payment for shares redeemed
Class 1	(220,389)	(5,708,178)	(290,336)	(7,094,764)
Class 2	(1,024,313)	(26,629,848)	(1,355,584)	(32,803,808)

		(32,338,026)		(39,898,572)

Net decrease in net assets resulting from capital share transactions		(11,277,858)		(11,394,343)

Total increase (decrease) in net assets		8,016,565		(12,810,521)

Net assets
Beginning of period		191,818,265		204,628,786

End of period		$199,834,830		$191,818,265

Undistributed net investment income		$432,141		$1,388,525

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2017	2016	2015	2014	2013
Net asset value, beginning of period	$24.60	$25.00	$28.82	$26.11	$20.02
Net investment income	0.13	0.22	0.57	0.10	0.08
Net realized and unrealized gains (losses) on investments	4.77	2.59	(1.28)	2.69	6.11

Total from investment operations	4.90	2.81	(0.71)	2.79	6.19
Distributions to shareholders from
Net investment income	(0.25)	(0.60)	(0.12)	(0.08)	(0.10)
Net realized gains	(2.20)	(2.61)	(2.99)	0.00	0.00

Total distributions to shareholders	(2.45)	(3.21)	(3.11)	(0.08)	(0.10)
Net asset value, end of period	$27.05	$24.60	$25.00	$28.82	$26.11
Total return[1]	20.72%	12.52%	(2.85)%	10.70%	30.99%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.85%	0.84%	0.82%	0.84%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.43%	0.65%	2.02%	0.37%	0.32%
Supplemental data
Portfolio turnover rate	36%	47%	41%	33%	26%
Net assets, end of period (000s omitted)	$33,843	$33,035	$35,539	$42,178	$44,636

[1]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Opportunity Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2017	2016	2015	2014	2013
Net asset value, beginning of period	$24.67	$25.05	$28.86	$26.15	$20.05
Net investment income	0.06	0.13	0.50	0.04	0.02
Net realized and unrealized gains (losses) on investments	4.79	2.63	(1.28)	2.69	6.13

Total from investment operations	4.85	2.76	(0.78)	2.73	6.15
Distributions to shareholders from
Net investment income	(0.18)	(0.53)	(0.04)	(0.02)	(0.05)
Net realized gains	(2.20)	(2.61)	(2.99)	0.00	0.00

Total distributions to shareholders	(2.38)	(3.14)	(3.03)	(0.02)	(0.05)
Net asset value, end of period	$27.14	$24.67	$25.05	$28.86	$26.15
Total return[1]	20.44%	12.23%	(3.08)%	10.42%	30.68%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.10%	1.09%	1.07%	1.09%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.18%	0.39%	1.76%	0.12%	0.07%
Supplemental data
Portfolio turnover rate	36%	47%	41%	33%	26%
Net assets, end of period (000s omitted)	$165,992	$158,783	$169,090	$201,347	$211,077

[1]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT Opportunity Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Opportunity Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”)

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2017, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo VT Opportunity Fund	19

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

20	Wells Fargo VT Opportunity Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2017, the aggregate cost of all investments for federal income tax purposes was $150,203,617 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$54,322,853
Gross unrealized losses	(2,541,249)
Net unrealized gains	$51,781,604

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At December 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(1,898)	$1,898

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo VT Opportunity Fund	21

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$20,171,951	$0	$0	$20,171,951
Consumer staples	7,426,039	0	0	7,426,039
Energy	15,147,689	0	0	15,147,689
Financials	37,376,976	0	0	37,376,976
Health care	31,806,178	0	0	31,806,178
Industrials	26,147,696	0	0	26,147,696
Information technology	47,591,726	0	0	47,591,726
Materials	10,532,576	0	0	10,532,576
Real estate	2,668,214	0	0	2,668,214

Short-term investments
Investment companies	1,281,721	0	0	1,281,721
Investments measured at net asset value*				1,834,455
Total assets	$200,150,766	$0	$0	$201,985,221

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $1,834,455 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At December 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.58% as the average daily net assets of the Fund increase. For the year ended December 31, 2017, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2018 to waive fees and/or reimburse expenses to

22	Wells Fargo VT Opportunity Fund	Notes to financial statements

the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Out-of-pocket reimbursements

During the year ended December 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $178 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2017 were $70,149,778 and $96,056,178, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended December 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year ended December 31
	2017	2016
Ordinary income	$3,604,986	$4,099,498
Long-term capital gain	13,558,174	19,881,653

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$2,336,823	$16,008,908	$51,781,604

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo VT Opportunity Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo VT Opportunity Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 26, 2018

24	Wells Fargo VT Opportunity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 37.48% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $13,558,174 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo VT Opportunity Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Peter G. Gordon*** (Born 1942)	Trustee, since 1998; Chairman, from 2005 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

26	Wells Fargo VT Opportunity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell**** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny***** (Born 1951)	Trustee since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson****** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock****** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman became Chair Liaison effective January 1, 2018.

***	Peter Gordon retired on December 31, 2017.

****	Olivia Mitchell became Chairman of the Governance Committee effective January 1, 2018.

*****	Timothy Penny became Chairman effective January 1, 2018.

******	James Polisson and Pamela Wheelock each became a Trustee effective January 1, 2018.

Other information (unaudited)	Wells Fargo VT Opportunity Fund	27

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

28	Wells Fargo VT Opportunity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

308055 02-18 SAAVT6/AR152 12-17

Annual Report

December 31, 2017

Wells Fargo VT Small Cap Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Small Cap Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo VT Small Cap Growth Fund for the 12-month period that ended December 31, 2017. Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well. U.S. and international stocks performed similarly overall with returns of 21.83% and 27.19%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 3.54% and the Bloomberg Barclays Municipal Bond Index4 returned 5.45% as interest rates gradually rose over the period.

Investment markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. In March, the U.S. Federal Reserve (Fed) raised its target interest rate by a quarter percentage point to a range of 0.75% to 1.00%; with the Fed rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening of the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, investment markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT Small Cap Growth Fund	3

However, Fed officials also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Positive economic and market news continued through the fourth quarter.

During the fourth quarter, stock markets followed a steady, upward trajectory with no meaningful pullbacks, similar to their paths during the previous three quarters of the year. The extended rally was driven largely by reports of strong earnings and revenue surprises from many companies. Synchronous economic expansion worldwide with mild inflation provided a favorable environment for markets to rise with minimal volatility. Data released during the quarter reflected a healthy U.S. economy. Third-quarter economic output grew at a 3.2% annual rate. Hiring remained solid during the quarter; the hiring pace pushed the unemployment rate down to a 17-year low of 4.1% in October, and it remained at 4.1% for both November and December. Fed officials began unwinding the Fed’s $4.5 trillion portfolio of bonds and other assets in October as planned, and in December they raised the target for the federal funds rate to a range of 1.25% to 1.50%. As a result, long-term interest rates in the U.S. continued trending upward, although the 10-year rate remained below 2.5%. Outside the U.S., economies continued to strengthen. In December, the Organisation for Economic Co-operation and Development (OECD) reported that the global economy has been expanding at its fastest rate since 2010; all 45 countries the OECD follows were on track to expand for 2017. International economies have benefited from catalysts such as economic stimulus, improving employment, increased investment, and accelerated trade growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969. We are available 24 hours a day, 7 days a week.

4	Wells Fargo VT Small Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®, CFP

Thomas C. Ognar, CFA®

Bruce C. Olson, CFA®‡

Average annual total returns (%) as of December 31, 20171

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	7-16-2010	26.14	14.47	8.72	0.94	0.94
Class 2	5-1-1995	25.86	14.19	8.52	1.19	1.19
Russell 2000® Growth Index[4]	–	22.17	15.21	9.19	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Small Cap Growth Fund	5

Growth of $10,000 investment as of December 31, 2017[5]

‡	Mr. Olson has announced his intention to retire from Wells Capital Management on April 30, 2018.

[1]	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns for Class 1 shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through April 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.95% for Class 1 and 1.20% for Class 2. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

[6]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo VT Small Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended December 31, 2017.

∎	Stock selection within the information technology (IT), consumer discretionary, and financials sectors contributed to results.

∎	Stock selection in the health care sector and an overweight to the energy sector detracted from relative performance.

2017 was a great year for stock markets as investors appeared largely impervious to political discord and geopolitical unrest; the S&P 500 Index6 generated a total return of 21.83%, reflecting strong consistency and low volatility. Companies reporting robust earnings and favorable longer-term prospects rallied over the 12-month period in an environment of low interest rates and modest growth in the U.S. economy. Market dynamics were conducive to our emphasis on companies effectively positioned to potentially generate robust growth through company-specific catalysts. Coming into 2017, investors strongly preferred cyclically oriented and high-dividend-yielding stocks, as value stocks had outperformed growth stocks significantly in 2016. Nevertheless, we continued to emphasize companies that were demonstrating strong fundamentals and trading at valuations we viewed as attractive and consequently added to select positions that underperformed in 2016. As a result, the Fund achieved solid outperformance relative to its benchmark in 2017 in a more conducive environment for faster-growing companies.

Ten largest holdings (%) as of December 31, 2017[7]
InterXion Holding NV	3.05
On Assignment Incorporated	3.01
Q2 Holdings Incorporated	2.91
Proofpoint Incorporated	2.67
Ligand Pharmaceuticals Incorporated	2.53
WageWorks Incorporated	2.42
John Bean Technologies Corporation	2.17
Envestnet Incorporated	1.90
Repligen Corporation	1.83
Lithia Motors Incorporated Class A	1.82

The Fund benefited from stock selection within the IT, financials, and consumer discretionary sectors.

Within the IT sector, companies operating in faster-growing areas, such as cloud-computing services, continued to demonstrate strong business momentum. Proofpoint, Incorporated, and Five9, Incorporated, which offer subscription-based software solutions, performed well, driven by robust sales and improved profitability. Proofpoint potentially could benefit from the rise in phishing and malware through email and the continued transition from on-premises, legacy email-security solutions to more innovative, cloud-based versions. We believe Five9, a leading contact-center software provider, has strong growth potential as cloud services likely may become a more widely accepted solution in the contact-center market and as Five9 potentially gains share from legacy software providers.

Within financials, LendingTree, Incorporated, contributed to the Fund’s performance; the company benefited as a growing number of consumers used its online marketplace to comparison shop for loans and other credit offerings. Within consumer discretionary, the Fund benefited from our team’s emphases on companies in prime position to take advantage of the secular shift to online retail and companies effectively insulated from this trend in areas such as discount retail and consumer experiences. Ollie’s Bargain Outlet Holdings, Incorporated, and Camping World Holdings, Incorporated, fit this profile and performed well over the period, influenced by solid fundamentals.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Small Cap Growth Fund	7

Sector distribution as of December 31, 2017[8]

Stock selection within health care and an overweight to energy hindered the Fund’s relative performance.

Underperformance in health care was largely driven by the Fund’s underweight to early-stage, unprofitable biotechnology stocks, which rallied in 2017, driven by merger and acquisition activity and favorable FDA approvals. Our investment process tends to lead us to companies with products that either are approved or are in later-stage pipeline development. An overweight to the energy sector also hindered relative returns as oil prices experienced significant volatility over the period.

Shares of holdings PDC Energy, Incorporated, and RSP Permian, Incorporated, fell during the period despite strong sales and production growth from both companies.

Going forward, we remain optimistic regarding the Fund’s portfolio.

In contrast to 2016, investors reshifted their focus in 2017 and rewarded many higher-growth companies for delivering solid fundamentals. Areas such as software-as-a-service, semiconductors, and financial technology companies performed strongly; as a result, many holdings increased their market shares and margins in their respective industries. Despite the strength from these areas, we believe investors likely may not fully appreciate the potential of many of the Fund’s holdings given the market backdrop. In an environment of improving, but still tepid, economic growth coupled with low interest rates, we believe robust growth is an attractive area because of its absence in the overall economy. Faster-growing stocks—an area of the market in which we typically focus—potentially remain attractive relative to their slower-growing counterparts. This dynamic, combined with the strong fundamentals that many Fund holdings have been delivering, may bode well for the Fund going forward.

Please see footnotes on page 5.

8	Wells Fargo VT Small Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2017	Ending account value 12-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,151.59	$5.07	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.76	0.93%
Class 2
Actual	$1,000.00	$1,151.26	$6.42	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.23	$6.03	1.18%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2017	Wells Fargo VT Small Cap Growth Fund	9

Security name	Shares	Value

Common Stocks: 98.93%

Consumer Discretionary: 13.70%

Auto Components: 2.40%
Cooper-Standard Holdings Incorporated †	29,790	$3,649,275
LCI Industries	20,020	2,602,600

		6,251,875

Diversified Consumer Services: 1.96%
Chegg Incorporated †	149,586	2,441,244
Grand Canyon Education Incorporated †	30,020	2,687,691

		5,128,935

Hotels, Restaurants & Leisure: 2.90%
Planet Fitness Incorporated Class A †	117,226	4,059,536
Playa Hotels & Resorts NV †	130,800	1,411,332
Wingstop Incorporated «	53,949	2,102,932

		7,573,800

Leisure Products: 0.55%
MCBC Holdings Incorporated †	64,912	1,442,345

Media: 1.46%
Nexstar Broadcasting Group Incorporated	48,600	3,800,520

Multiline Retail: 1.41%
Ollie’s Bargain Outlet Holdings Incorporated †	69,210	3,685,433

Specialty Retail: 3.02%
Camping World Holdings Incorporated Class A	32,925	1,472,735
Five Below Incorporated †	13,708	909,115
Lithia Motors Incorporated Class A	41,920	4,761,693
National Vision Holdings Incorporated †	18,436	748,686

		7,892,229

Energy: 1.75%

Oil, Gas & Consumable Fuels: 1.75%
Matador Resources Company †	47,063	1,465,071
PDC Energy Incorporated †	18,400	948,336
RSP Permian Incorporated †	52,921	2,152,826

		4,566,233

Financials: 4.38%

Capital Markets: 1.88%
MarketAxess Holdings Incorporated	4,178	842,912
Stifel Financial Corporation	68,200	4,061,992

		4,904,904

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT Small Cap Growth Fund	Portfolio of investments—December 31, 2017

Security name	Shares	Value

Insurance: 1.35%
Kinsale Capital Group Incorporated	78,540	$3,534,300

Thrifts & Mortgage Finance: 1.15%
LendingTree Incorporated «†	8,828	3,005,493

Health Care: 21.98%

Biotechnology: 7.25%
Clovis Oncology Incorporated †	37,600	2,556,800
Exact Sciences Corporation †	34,000	1,786,360
Ligand Pharmaceuticals Incorporated †	48,238	6,605,229
Portola Pharmaceuticals Incorporated †	29,100	1,416,588
Repligen Corporation †	131,720	4,778,802
Sarepta Therapeutics Incorporated †	21,569	1,200,099
Spark Therapeutics Incorporated «†	11,022	566,751

		18,910,629

Health Care Equipment & Supplies: 9.49%
Axogen Incorporated †	66,410	1,879,403
Cantel Medical Corporation	17,200	1,769,364
Glaukos Corporation «†	30,900	792,585
Heska Corporation †	13,560	1,087,648
Inogen Incorporated †	38,930	4,635,784
Integra LifeSciences Holdings Corporation †	93,160	4,458,638
iRhythm Technologies Incorporated †	49,976	2,801,155
Merit Medical Systems Incorporated †	38,300	1,654,560
Nevro Corporation †	53,849	3,717,735
NxStage Medical Incorporated †	81,750	1,980,803

		24,777,675

Health Care Providers & Services: 2.54%
HealthEquity Incorporated †	93,925	4,382,541
Teladoc Incorporated «†	64,546	2,249,428

		6,631,969

Health Care Technology: 0.66%
Vocera Communications Incorporated †	56,900	1,719,518

Pharmaceuticals: 2.04%
Dova Pharmaceuticals Incorporated «†	52,645	1,516,176
Kala Pharmaceuticals Incorporated «†	45,908	848,839
Optinose Incorporated †	47,770	902,853
Supernus Pharmaceuticals Incorporated †	51,800	2,064,230

		5,332,098

Industrials: 21.78%

Aerospace & Defense: 1.62%
Mercury Computer Systems Incorporated †	82,358	4,229,083

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT Small Cap Growth Fund	11

Security name	Shares	Value

Airlines: 1.02%
SkyWest Incorporated	50,340	$2,673,054

Building Products: 1.10%
Apogee Enterprises Incorporated	37,590	1,718,991
JELD-WEN Holding Incorporated †	28,910	1,138,187

		2,857,178

Commercial Services & Supplies: 1.37%
Advanced Disposal Services Incorporated †	88,015	2,107,079
Healthcare Services Group Incorporated	27,700	1,460,344

		3,567,423

Construction & Engineering: 3.65%
Dycom Industries Incorporated †	28,910	3,221,441
Granite Construction Incorporated	32,980	2,091,921
MasTec Incorporated †	86,100	4,214,595

		9,527,957

Machinery: 5.88%
John Bean Technologies Corporation	51,040	5,655,232
Milacron Holdings Corporation †	160,457	3,071,147
Mueller Water Products Incorporated Class A	122,360	1,533,171
REV Group Incorporated	48,947	1,592,246
Rexnord Corporation †	134,720	3,505,414

		15,357,210

Professional Services: 5.43%
On Assignment Incorporated †	122,181	7,852,573
WageWorks Incorporated †	102,047	6,326,914

		14,179,487

Road & Rail: 0.19%
Daseke Incorporated «†	34,724	496,206

Trading Companies & Distributors: 1.52%
Beacon Roofing Supply Incorporated †	34,170	2,178,679
BMC Stock Holdings Incorporated †	70,240	1,777,072

		3,955,751

Information Technology: 34.63%

Communications Equipment: 0.30%
Quantenna Communications Incorporated «†	63,757	777,835

Electronic Equipment, Instruments & Components: 1.88%
Littelfuse Incorporated	18,940	3,746,711
Novanta Incorporated †	23,100	1,155,000

		4,901,711

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Small Cap Growth Fund	Portfolio of investments—December 31, 2017

Security name	Shares	Value

Internet Software & Services: 12.78%
2U Incorporated †	53,560	$3,455,152
Alarm.com Holdings Incorporated †	40,800	1,540,200
Coupa Software Incorporated †	39,631	1,237,280
Envestnet Incorporated †	99,311	4,950,653
Five9 Incorporated †	178,690	4,445,807
GrubHub Incorporated «†	17,500	1,256,500
LogMeIn Incorporated	30,360	3,476,220
Q2 Holdings Incorporated †	206,176	7,597,586
SendGrid Incorporated «†	63,142	1,513,514
SPS Commerce Incorporated †	42,322	2,056,426
Wix.com Limited †	31,900	1,835,845

		33,365,183

IT Services: 3.42%
InterXion Holding NV †	134,990	7,954,961
Switch Incorporated «	53,130	966,435

		8,921,396

Semiconductors & Semiconductor Equipment: 4.22%
Aquantia Corporation «†	27,639	313,150
MaxLinear Incorporated Class A †	83,810	2,214,260
Microsemi Corporation †	44,690	2,308,239
Monolithic Power Systems Incorporated	33,890	3,807,880
Semtech Corporation †	69,200	2,366,640

		11,010,169

Software: 12.03%
Altair Engineering Incorporated Class A †	54,883	1,312,801
BlackLine Incorporated †	49,043	1,608,610
ForeScout Technologies Incorporated «†	10,597	337,938
HubSpot Incorporated †	46,548	4,114,843
Paycom Software Incorporated «†	27,120	2,178,550
Paylocity Holding Corporation †	28,777	1,357,123
Proofpoint Incorporated †	78,380	6,960,928
Rapid7 Incorporated †	41,293	770,527
RealPage Incorporated †	84,400	3,738,920
RingCentral Incorporated Class A †	69,330	3,355,572
SailPoint Technologies Holdings Incorporated †	38,015	551,218
Talend SA ADR †	78,029	2,924,527
Zendesk Incorporated †	65,300	2,209,752

		31,421,309

Materials: 0.71%

Chemicals: 0.71%
Codexis Incorporated †	88,600	739,810
PQ Group Holdings Incorporated †	68,000	1,118,600

		1,858,410

Total Common Stocks (Cost $193,480,892)		258,257,318

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2017	Wells Fargo VT Small Cap Growth Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 7.04%

Investment Companies: 7.04%
Securities Lending Cash Investment LLC (l)(r)(u)	1.57%	15,127,864	$15,129,377
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.19	3,242,460	3,242,460

Total Short-Term Investments (Cost $18,370,832)			18,371,837

Total investments in securities (Cost $211,851,724)	105.97%	276,629,155
Other assets and liabilities, net	(5.97)	(15,578,557)

Total net assets	100.00%	$261,050,598

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	33,209,347	222,396,690	240,478,173	15,127,864	$1,918	$(2,081)	$216,350	$15,129,377
Wells Fargo Government Money Market Fund Select Class	3,848,343	101,399,231	102,005,114	3,242,460	0	0	37,272	3,242,460

					$1,918	$(2,081)	$253,622	$18,371,837	7.04%

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Small Cap Growth Fund	Statement of assets and liabilities—December 31, 2017

Assets
Investments in unaffiliated securities (including $14,859,432 of securities loaned), at value (cost $193,480,892)	$258,257,318
Investments in affiliated securities, at value (cost $18,370,832)	18,371,837
Receivable for Fund shares sold	8,851
Receivable for dividends	17,949
Receivable for securities lending income	18,646
Prepaid expenses and other assets	7,023

Total assets	276,681,624

Liabilities
Payable upon receipt of securities loaned	15,125,873
Management fee payable	187,183
Payable for Fund shares redeemed	168,755
Distribution fee payable	53,540
Due to custodian bank	21,116
Administration fees payable	18,719
Trustees’ fees and expenses payable	2,390
Accrued expenses and other liabilities	53,450

Total liabilities	15,631,026

Total net assets	$261,050,598

NET ASSETS CONSIST OF
Paid-in capital	$167,295,320
Accumulated net investment loss	(1,028)
Accumulated net realized gains on investments	28,978,875
Net unrealized gains on investments	64,777,431

Total net assets	$261,050,598

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$22,590,941
Shares outstanding – Class 1[1]	2,165,977
Net asset value per share – Class 1	$10.43
Net assets – Class 2	$238,459,657
Shares outstanding – Class 2[1]	23,421,985
Net asset value per share – Class 2	$10.18

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2017	Wells Fargo VT Small Cap Growth Fund	15

Investment income
Dividends	$455,237
Securities lending income from affiliates, net	216,350
Income from affiliated securities	37,272

Total investment income	708,859

Expenses
Management fee	1,974,598
Administration fees
Class 1	17,650
Class 2	179,809
Distribution fee
Class 2	561,904
Custody and accounting fees	31,571
Professional fees	41,657
Shareholder report expenses	44,124
Trustees’ fees and expenses	20,264
Other fees and expenses	3,224

Total expenses	2,874,801

Net investment loss	(2,165,942)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	29,811,976
Affiliated securities	1,918

Net realized gains on investments	29,813,894

Net change in unrealized gains (losses) on:
Unaffiliated securities	28,515,549
Affiliated securities	(2,081)

Net change in unrealized gains (losses) on investments	28,513,468

Net realized and unrealized gains (losses) on investments	58,327,362

Net increase in net assets resulting from operations	$56,161,420

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Small Cap Growth Fund	Statement of changes in net assets

	Year ended December 31, 2017		Year ended December 31, 2016

Operations
Net investment loss		$(2,165,942)		$(726,892)
Net realized gains on investments		29,813,894		6,026,826
Net change in unrealized gains (losses) on investments		28,513,468		9,699,962

Net increase in net assets resulting from operations		56,161,420		14,999,896

Distributions to shareholders from
Net realized gains
Class 1		(638,351)		(1,952,885)
Class 2		(6,508,667)		(19,584,093)

Total distributions to shareholders		(7,147,018)		(21,536,978)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	164,104	1,539,941	225,807	1,843,852
Class 2	3,302,688	31,270,811	1,939,958	15,546,526

		32,810,752		17,390,378

Reinvestment of distributions
Class 1	66,150	638,351	248,775	1,952,885
Class 2	690,209	6,508,667	2,543,389	19,584,093

		7,147,018		21,536,978

Payment for shares redeemed
Class 1	(479,821)	(4,610,025)	(633,474)	(5,195,825)
Class 2	(4,899,352)	(46,583,769)	(6,663,346)	(53,191,948)

		(51,193,794)		(58,387,773)

Net decrease in net assets resulting from capital share transactions		(11,236,024)		(19,460,417)

Total increase (decrease) in net assets		37,778,378		(25,997,499)

Net assets
Beginning of period		223,272,220		249,269,719

End of period		$261,050,598		$223,272,220

Accumulated net investment loss		$(1,028)		$(1,004)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Small Cap Growth Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.51	$8.70	$10.08	$11.32	$7.93
Net investment loss	(0.04)	(0.01)[1]	(0.06)	(0.07)	(0.07)
Net realized and unrealized gains (losses) on investments	2.24	0.65	(0.02)	(0.21)	3.98

Total from investment operations	2.20	0.64	(0.08)	(0.28)	3.91
Distributions to shareholders from
Net realized gains	(0.28)	(0.83)	(1.30)	(0.96)	(0.52)
Net asset value, end of period	$10.43	$8.51	$8.70	$10.08	$11.32
Total return[2]	26.14%	8.10%	(2.63)%	(1.67)%	50.55%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.94%	0.93%	0.93%	0.93%
Net expenses	0.94%	0.94%	0.93%	0.93%	0.93%
Net investment loss	(0.65)%	(0.10)%	(0.69)%	(0.75)%	(0.73)%
Supplemental data
Portfolio turnover rate	72%	89%	77%	54%	67%
Net assets, end of period (000s omitted)	$22,591	$20,554	$22,402	$28,121	$35,192

[1]	Calculated based upon average shares outstanding

[2]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.33	$8.56	$9.96	$11.22	$7.88
Net investment loss	(0.09)	(0.03)	(0.08)	(0.10)	(0.09)
Net realized and unrealized gains (losses) on investments	2.22	0.63	(0.02)	(0.20)	3.95

Total from investment operations	2.13	0.60	(0.10)	(0.30)	3.86
Distributions to shareholders from
Net realized gains	(0.28)	(0.83)	(1.30)	(0.96)	(0.52)
Net asset value, end of period	$10.18	$8.33	$8.56	$9.96	$11.22
Total return[1]	25.86%	7.75%	(2.88)%	(1.88)%	50.23%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.19%	1.18%	1.18%	1.18%
Net expenses	1.19%	1.19%	1.18%	1.18%	1.18%
Net investment loss	(0.90)%	(0.35)%	(0.93)%	(1.00)%	(0.98)%
Supplemental data
Portfolio turnover rate	72%	89%	77%	54%	67%
Net assets, end of period (000s omitted)	$238,460	$202,718	$226,867	$226,966	$250,473

[1]	Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo VT Small Cap Growth Fund	19

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

20	Wells Fargo VT Small Cap Growth Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2017, the aggregate cost of all investments for federal income tax purposes was $211,955,216 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$66,622,667
Gross unrealized losses	(1,948,728)
Net unrealized gains	$64,673,939

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At December 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss
$(2,165,918)	$2,165,918

Notes to financial statements	Wells Fargo VT Small Cap Growth Fund	21

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$35,775,137	$0	$0	$35,775,137
Energy	4,566,233	0	0	4,566,233
Financials	11,444,697	0	0	11,444,697
Health care	57,371,889	0	0	57,371,889
Industrials	56,843,349	0	0	56,843,349
Information technology	90,397,603	0	0	90,397,603
Materials	1,858,410	0	0	1,858,410

Short-term investments
Investment companies	3,242,460	0	0	3,242,460
Investments measured at net asset value*				15,129,377
Total assets	$261,499,778	$0	$0	$276,629,155

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $15,129,377 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At December 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the

22	Wells Fargo VT Small Cap Growth Fund	Notes to financial statements

Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended December 31, 2017, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.95% for Class 1 shares and 1.20% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Out-of-pocket reimbursements

During the year ended December 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $207 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2017 were $175,537,756 and $190,933,720, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended December 31, 2017, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo VT Small Cap Growth Fund	23

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $7,147,018 and $21,536,978 of long-term capital gains for the years ended December 31, 2017 and December 31, 2016, respectively.

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$29,082,367	$64,673,939

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo VT Small Cap Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo VT Small Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

February 26, 2018

Other information (unaudited)	Wells Fargo VT Small Cap Growth Fund	25

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $7,147,018 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo VT Small Cap Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Peter G. Gordon*** (Born 1942)	Trustee, since 1998; Chairman, from 2005 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo VT Small Cap Growth Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell**** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny***** (Born 1951)	Trustee since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson****** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock****** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman became Chair Liaison effective January 1, 2018.

***	Peter Gordon retired on December 31, 2017.

****	Olivia Mitchell became Chairman of the Governance Committee effective January 1, 2018.

*****	Timothy Penny became Chairman effective January 1, 2018.

******	James Polisson and Pamela Wheelock each became a Trustee effective January 1, 2018.

28	Wells Fargo VT Small Cap Growth Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo VT Small Cap Growth Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

308056 02-18 SAAVT7/AR153 12-17

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Variable Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Variable Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended December 31, 2017	Fiscal year ended December 31, 2016

Audit fees	$179,741	$177,761
Audit-related fees	—	—
Tax fees (1)	15,570	14,980
All other fees	—	—

	$195,311	$192,741

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Variable Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Variable Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Variable Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Variable Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Variable Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	February 26, 2018

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	February 26, 2018